Exhibit 3.1

METAMORPIIIX, INC.
Table of Contents

Volume 1A

Charter

1.	Certificate of Incorporation of Trophix, Inc. dated September 1, 1994 (and Certificate of Office of the Secretary of State evidencing filing on September 2, 1994).

2.	Certificate of Amendment of the Certificate of Incorporation of Trophix, Inc. dated April 6, 1995 (and Certificate of Office of Secretary of State evidencing filing on April 10, 1995).

3.	Certificate of Designations (Series A Convertible Preferred Stock) dated April 18, 1995 (and evidence of filing with State of Delaware).

4.	Certificate of Decrease (Series A Convertible Preferred Stock) dated June 19, 1996 (and evidence of filing with State of Delaware).

5.	Certificate of Designations (Series B Convertible Preferred Stock) dated June 19, 1996 (and evidence of filing with State of Delaware).

6.	Amended Certificate of Designation (Series B Convertible Preferred Stock) dated June 28, 1996 (and evidence of filing with State of Delaware).

7.	Certificate of Amendment (increasing total number of shares authorized to issue from 300,000 to 15,000,000, stock split of 50-to-1) dated as of April 18, 1997 (and Certificate of Office of the Secretary of State evidencing filing on June 3, 1997).

8.	Certificate of Amendment of the Certificate of Incorporation (changing the authorized shares to 9,500,000 Common and 5,500,000 Preferred) dated November 9, 1998 (and Certificate of Office of the Secretary of State evidencing filing on December 7, 1998).

9.	Certificate of Decrease (Series A Convertible Preferred Stock) dated January 26, 1999 (and evidence of filing with State of Delaware on March 19, 1999) (reducing number from 3,701,000 to 1,001,000).

10.	Certificate of Decrease (Series B Convertible Preferred Stock) dated January 26, 1999 (and evidence of filing with State of Delaware on March 19, 1999) (reducing number from 1,299,000 to 200,000).

11.	Certificate of Designations (Series C Convertible Preferred Stock) dated April 27, 2000 (and evidence of filing with State of Delaware on April 27, 2000) (creating Series C — 770,758 shares at $0.001 par value per share designated as of November 9, 1998).

12.	Certificate of Designations (Series D Convertible Preferred Stock) dated and filed on June 8, 2000 (creating Series D — 13,333 shares at $.001 par value per share).

13.	Amended and Restated Certificate of Designations (Series D Convertible Preferred Stock) effective as of August 22, 2000, dated December 1, 2000 (and evidence of filing on December 28, 2000) (increasing Series D to 333,333 shares at $.001 par value per share).

14.	Certificate of Decrease (Series C Convertible Preferred Stock) dated January 31, 2001 (and evidence of filing on February 1, 2001) (reducing number from 770,758 to 742,661).

15.	Certificate of Correction to the Certificate of Amendment of the Certificate of Incorporation dated February 28, 2002, effective May 27, 1997 (clarifying the stock split of designated Series A and Series B Preferred Stock) (and evidence of filing with Secretary of State in Delaware).

16.	Certificate of Amendment of the Certificate of Incorporation dated February 27, 2002 (increasing the authorized number of shares from 9,500,000 to 28,000,000 (21,000,000 for common and 7,000,000 for preferred) (and evidence of filing with Secretary of State in Delaware on February 28, 2002).

17.	Certificate of Designations (Series E Convertible Preferred Stock) dated and filed on February 28, 2002 (creating Series E — 2,000,000 shares at $.001 par value per share) (and evidence of filing with the Secretary of State in Delaware).

18.	Certificate of Amendment of the Certificate of Incorporation dated July 31, 2003 (increasing the authorized number of shares of common from 21,000,000 to 50,000,000 (keeping 7,000,000 for preferred) for a total of 57,000,000 authorized) and evidence of filing with the Secretary of State in Delaware on August 5, 2003.

19.	Certificate of Amendment of the Certificate of Incorporation dated March 23, 2004 (increasing the authorized number of shares of common from 50,000,000 to 75,000,000, and increasing preferred from 7,000,000 to 22,000,000 shares) and evidence of filing with the Secretary of State in Delaware on March 23, 2004.

20.	Certificate of Designations (Series F Convertible Preferred Stock) dated and filed on March 23, 2004 (creating Series F — 7,000,000 shares at $.001 par value per share) (and evidence of filing with the Secretary of State in Delaware).

21.	Certificate of Designations (Series G Convertible Preferred Stock) dated and filed on July 26, 2004 (creating Series G — 2,500,000 shares at $.001 par value per share)(and evidence of filing with the Secretary of State in Delaware).

CERTIFICATE OF INCORPORATION

OF

TROPHIX, INC.
* * * * * *

     FIRST. The name of the corporation is Trophix, Inc. (the “Corporation”).

     SECOND. The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 300,000 shares, consisting of 200,000 shares of Common Stock with a par value of One Cent ($.01) per share (the “Common Stock”) and 100,000 shares of Preferred Stock with a par value of One Cent ($.01) per share (the “Preferred Stock”).

     A description of the respective classes of stock and a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

     2 A. PREFERRED STOCK

          The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Corporation’s Board of Directors may determine. Each series of Preferred Stock shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

          The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may: (i) have such distinctive designation and consist of such number of shares; (ii) be subject to redemption at such time or times and at such price or prices; (iii) be entitled to the benefit of a retirement or sinking fund for the redemption of such series on such terms and in such amounts; (iv) be entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of stock; (v) be entitled to such rights upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs, or upon any distribution of the assets of the Corporation in preference to, or in such relation to, any other class or classes or any other series of stock; (vi) be convertible into, or exchangeable for, shares of any other class or classes or any other series of stock at such price or prices or at such rates of exchange and with such adjustments, if any; (vii) be entitled to the benefit of such conditions, limitations or restrictions, if any, on the creation of indebtedness, the issuance of additional shares of such series or shares of any other series of Preferred Stock, the amendment of this Certification of Incorporation or the Corporation’s By-Laws, the payment of dividends or the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation of, any other class or classes or series of stock, or any other corporate action; or (viii) be entitled to such other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation.

     B. COMMON STOCK

          1. Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

          2. Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

           3. Dividends. Subject to the preferential rights of the Preferred Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends. payable either in cash, in property or in shares of capital stock.

          4. Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the

Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

     FIFTH. The Corporation is to have perpetual existence.

     SIXTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

     A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

     B. Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

     C. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-Laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

     SEVENTH. The Corporation eliminates the personal liability of each member of its Board of Directors to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that, to the extent provided by applicable law, the foregoing shall not eliminate the liability of a director (i) for any breach of such director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     EIGHTH. The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

     NINTH. The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address
Rufus C. King	Testa, Hurwitz & Thibeault 53 State Street Boston, MA 02109

     TENTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by.the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     I, THE UNDERSIGNED, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 1st day of September, 1994.

/s/ Rufus C. King

Rufus C. King
Sole Incorporator

TROPHIX, INC.

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION

     TROPHIX, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That the Board of Directors of Trophix, Inc., pursuant to an Unanimous Written Consent of Directors in Lieu of Meeting, duly adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “FIRST” so that, as amended said Article shall be and read as follows:

     “FIRST: The name of the Corporation is MetaMorphix, Inc.”

     SECOND: That, thereafter, pursuant to Section 228 of the Delaware General Corporation Law, an Unanimous Written Consent of Stockholders in Lieu of Meeting was duly adopted by the stockholders of the Corporation approving the amendment of the Certificate of Incorporation.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Trophix, Inc. has caused this certificate to be signed by Rufus C. King, its President, and William E. Carlson, its Secretary, as of the 6th day of April, 1995.

[Seal]	Rufus C. King, President

ATTEST:

William E. Carlson, Secretary

DIVISION OF CORPORATIONS
CERTIFICATE OF DESIGNATIONS 09:00 AN 04/18/1995
950085200 — 2432052

SERIES A CONVERTIBLE PREFERRED STOCK

($0.01 Par Value)
of

METAMORPHIX, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation adopted the following resolutions creating a series of 100,000 shares of Preferred Stock, $0.01 par value per share, designated as Series A Convertible Preferred Stock:

RESOLVED: That pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of Article FOURTH, Section A of the Corporation’s Certificate of Incorporation, a series of Preferred Stock. of the Corporation (the “Series A Convertible Preferred Stock”) be, and it hereby is, created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights. of the shares of the Series A Convertible. Preferred Stock, and the qualifications, limitations or restrictions thereof, shall be as set forth in Exhibit A attached hereto.

RESOLVED: That the President or any Vice President and the secretary or any Assistant Secretary of the Corporation be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation, to file the Certificate of Designations in accordance with the provisions of the Delaware General Corporation Law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.

     SECOND: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     THIRD: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, this 18th day of April 1995.

METAMORPHIX, INC.

	By:	/s/ Adelene Q. Perkins

Adelene Q. Perkins, President

[Corporate Seal]

Attest:

/s/ William E. Carlson
William E. Carlson, Secretary

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

     1. Designation. The Corporation hereby designates a single series of Preferred Stock, the designation of which shall be “Series A Convertible Preferred Stock,” $0.01 par value per share (hereinafter called the “Series A Convertible Preferred Stock”), and the number of authorized shares constituting the Series A Convertible Preferred Stock shall be One Hundred Thousand (100,000) shares.

     2. Voting. Except as may be otherwise provided in these terms of the Series A Convertible Preferred Stock or by law, the Series A Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series A Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is provided in Article FOURTH of the Corporation’s Certificate of Incorporation.

     3. Dividends. The holders of the Series A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series A Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible).

     4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A .Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $62.07 per share plus, in the case of each share, an amount equal to any declared but unpaid dividends thereon or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 hereof immediately prior to such liquidation, dissolution or winding up, and the

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

holders of Series A Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series A Convertible Preferred Stock being sometimes referred to as the “Liquidation Payment” and with respect to all shares of Series A Convertible Preferred Stock being sometimes referred to as the “Liquidation Payments.” If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series A Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series A Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series A Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series A Convertible Preferred Stock.

     5. Restrictions. At any time when shares of Series A Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

vote required by law or the Certificate of Incorporation without the approval of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series A Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series A Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series A Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of, the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

          5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets;

          5C. Amend, alter or repeal its Certificate of Incorporation if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of the Series A Convertible Preferred Stock;

          5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price does not exceed the

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

original issue price paid by such former employee to the Corporation for such shares; or

          5E. Redeem or otherwise acquire any shares of Series A Convertible Preferred Stock except pursuant to a purchase offer made pro rata to all holders of the shares of Series A Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series A. Convertible Preferred Stock then held by each such holder.

     6. Conversion. The holders of shares of Series A Convertible Preferred Stock shall have the following conversion rights:

          6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $62.07 and (ii) dividing the result by the conversion price of $62.07 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the “Conversion Price”). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, declared but unpaid, on the shares of Series A Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series A Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

          6D. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6E. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6F. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

          6G. Other Notices. In case at any time:

          (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

          6H. Stock to be Reserved. The Corporation will at all

times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

of Series A Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

          6L. No Reissuance of Series A Convertible Preferred Stock. Shares of Series A Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          6M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

          6K. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series A Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series A Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

          61. Definition of Common Stock. As used in this paragraph 6, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Series A Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6E.

          6J. Mandatory Conversion. If at any time (i) the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (a) the aggregate price paid for such shares by the public shall be at least $5,000,000 and (b) the price paid by the public for such shares shall be at least $124.00 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6D), effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, or (ii) eighty-five percent (85%) or more of the originally issued shares of Series A Convertible Preferred Stock have been converted into shares of Common Stock, then all outstanding shares of Series A Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series A Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Series A Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

     7. Amendments. No provision of these terms of the Series A Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series A Convertible Preferred Stock.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:55 AN 06/25/1996
960185864 — 2432052

CERTIFICATE OF DECREASE

SERIES A CONVERTIBLE PREFERRED STOCK

($0.01 Par Value)

of

METAMORPHIX, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

      MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors originally adopted a resolution creating a series of 100,000 shares of Preferred Stock, $0.01 par value per share, designated as Series A Convertible Preferred Stock, as filed with the Secretary of State of the State. of Delaware on April 18, 1995 (the “Original Designation”).

     SECOND: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions decreasing the number of shares originally designated as Series A Convertible Preferred Stock from 100,000 shares of Preferred Stock, $0.01 par value per share, to 74,020 shares of Preferred Stock, $0.01 par value per share:

RESOLVED: That pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of Article FOURTH, Section A of the Corporation’s Certificate of Incorporation, and Section 151(g) of the Delaware General Corporation Law, the Original Designation be and it hereby is amended to decrease the number of shares of Preferred Stock designated as Series A Convertible Preferred Stock from 100,000 shares of Preferred Stock, $0.01 par value per share, to 74,020 shares of Preferred Stock, $0.01 par value per share, and that the

Stock, $0.01 par value per share, and that the voting powers, preferences, and relative participating, optional and other special rights of the shares of the Series A Convertible Preferred Stock, and the qualifications, limitations, or restrictions thereof, shall be and remain the same as set forth in the Original Designation.

RESOLVED: That the President and the Secretary of the Corporation be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation, to file a Certificate of Decrease with the Secretary of State of the State of Delaware, in accordance with the provisions of the Delaware General Corporation Law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.

     THIRD: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     FOURTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, this 19th day of June, 1996.

METAMORPHIX, INC.

[Corporate Seal]

Attest:

William Carlson, Secretary

By:	/s/ Robert A. Curtis

Robert A. Curtis, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:00 PM 06/25/1996
960185876 — 2432052

CERTIFICATE OF DESIGNATIONS

SERIES B CONVERTIBLE PREFERRED STOCK

($0.01 Par Value)
of

METAMORPHIX, INC.

Pursuant to. Section 151 of the
General Corporation Law of the State of Delaware

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation adopted the following resolutions creating a series of 25,980 shares of Preferred Stock, $0.01 par value per share, designated as Series B Convertible Preferred Stock:

RESOLVED: That pursuant to the authority vested in the Board of Directors of this Corporation in accordance. with the provisions of Article FOURTH, Section A of the Corporation’s Certificate of Incorporation, a series of Preferred Stock of the Corporation (the “Series B Convertible Preferred Stock”) be, and it hereby is, created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of the Series B
Convertible Preferred Stock, and the qualifications, limitations or restrictions thereof, shall be as set forth in Exhibit A attached hereto.

RESOLVED: That the President or any Vice President and the Secretary or any Assistant Secretary of the Corporation be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation, to file the Certificate of Designations in accordance with the provisions of the Delaware General Corporation Law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.

     SECOND: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     THIRD: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, this 19th day of June, 1996.

METAMORPHIX, INC.

	By:	/s/ Robert A. Curtis

Robert A. Curtis, President

[Corporate Seal]

Attest:

/s/ William E. Carlson

William E. Carlson, Secretary

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

     1. Designation. The Corporation hereby designates a second series of Preferred Stock, the designation of which shall be “Series B Convertible Preferred Stock,” $0.01 par value per share (hereinafter called the “Series B Convertible Preferred Stock”), and the number of authorized shares constituting the Series B Convertible Preferred Stock shall be Twenty-five Thousand Nine Hundred Eighty (25,980) shares. Such Series shall be in addition to, and junior to, that series of Preferred Stock, the designation of which is “Series A Convertible Preferred Stock,” which was filed on or about April 18, 1995; the number of authorized shares constituting such Series being Seventy-four Thousand Twenty (74,020) shares and the number of so designated shares having heretofore been decreased from One Hundred Thousand (100,000) to Seventy-four Thousand Twenty (74,020) shares.

     2. Voting. Except as may be otherwise provided in these terms of the Series B Convertible Preferred Stock or by law, the Series B Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series B Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series B Convertible Preferred Stock is then convertible. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is provided in Article FOURTH of the Corporation’s Certificate of Incorporation.

     3. Dividends. The holders of the Series B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series B Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series B Convertible Preferred Stock is then convertible).

     4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series B Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series B Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $125.00 per share plus, in the case of each share, an amount equal to any declared but

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

unpaid dividends thereon or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 hereof immediately prior to such liquidation, dissolution or winding up, and the holders of Series B Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series B Convertible Preferred Stock being sometimes referred to as the “Liquidation Payment” and with respect to all shares of Series B Convertible Preferred Stock being sometimes referred to as the “Liquidation Payments”. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series B Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series B Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed with respect to Series B Convertible Stock shall be distributed ratably among the holders of Series B Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series B Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series B Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series B Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series B Convertible Preferred Stock and the Series A Convertible Preferred Stock shall rank on liquidation senior to the Series B Convertible Preferred Stock.

     5. Restrictions. At any time when shares of Series B Convertible Preferred Stock are outstanding, except where the

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series B Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

     5A. Amend, alter. . or repeal its Certificate of Incorporation if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of the Series B Convertible Preferred Stock;

     5B. Redeem or otherwise acquire any shares of Series B Convertible Preferred Stock except pursuant to a purchase offer made pro rata to all holders of the shares of Series B Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series B Convertible Preferred Stock then held by each such holder.

     6. Conversion. The holders of shares of Series B Convertible Preferred Stock shall have the following conversion rights:

          6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series B Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series B Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series B Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series B Convertible Preferred Stock — so to be converted by $125.00 and (ii) dividing the result by the conversion price of $125.00 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series B Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the “Conversion Price”). Notwithstanding anything foregoing to the contrary, if the purchase price per share of any Common Stock sold by Corporation after the date of this Certificate, but before the third (3rd) anniversary of its filing (other than any Common Stock issued (i) to the public pursuant to any public offering, (ii) to officers, directors, employees, or consultants of the Company as part of the 1995 Non-Qualified Officer, Director, Employee, and Consultant Stock Option Plan

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

[or other stock option plan, restricted stock plan, employee stock purchase plan, employment agreement, or other employee stock plan or agreement, implemented by the Board of Directors], or (iii) upon conversion of any shares of the Series A Convertible Preferred Stock), then the amount set forth in (ii) in the immediately preceding sentence in determining the Conversion Price shall be the lowest such per share purchase price, not $125.00. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series B Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series B Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series B Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series B Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series B Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, declared but unpaid, on the shares of Series B Convertible Preferred Stock surrendered for conversion to the date upon which such

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series B Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6E. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series B Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6F. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the .Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6G. Other Notices. In case at any time:

          (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

          6H. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series B Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or ‘regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series B Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

          6L. No Reissuance of Series B Convertible Preferred Stock. Shares of Series B Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          6M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series B Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Convertible Preferred Stock which is being converted.

          6K. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series B

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series B Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          6I. Definition of Common Stock. As used in this paragraph 6, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Series B Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series B Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6E.

          6J. Mandatory Conversion. If at any time (i) the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (a) the aggregate price paid for such shares by the public shall be at least $5,000,000 and (b) the price paid by the public for such shares shall be at least Two Hundred Fifty Dollars ($250.00) per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6D), effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, or (ii) eighty-five percent (85%) or more of the originally issued shares of Series B Convertible Preferred Stock have been converted into shares of Common Stock, then all outstanding shares of Series B Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series B Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of

Exhibit A to Certificate of
Designations of MetaMorphix, Inc.

shares of Series B Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

     7. Amendments. No provision of these terms of the Series B Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series B Convertible Preferred Stock.

      STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AID 06/23/1996
     960191941 — 2432052

AMENDED CERTIFICATE OF DESIGNATION

SERIES B CONVERTIBLE PREFERRED STOCK

($0.01 Par Value)

of

METAMORPHIX, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

      MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors originally adopted a resolution creating a series of 25,980 shares of Preferred Stock, $0.01 par value per share, designated as Series B Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on June 25, 1996 (the “Original Designation”), and that prior to the filing of this Amended Certificate of Designation, no shares of the.Series B Convertible Preferred Stock created by the Original Designation have been issued.

     SECOND: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions amending and restating a certain portion of the Original Designation:

RESOLVED: That pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of Article FOURTH, Section A of the Corporation’s Certificate of Incorporation, and Section 151(g) of the Delaware General Corporation Law, the Original Designation be and it hereby is amended to strike Section 6 of Exhibit A attached to the Original Designation, in its entirety, and to replace the entire Section 6 with the amended and restated Section 6, attached hereto as Attachment 1.

RESOLVED: That the President and the Secretary of the Corporation be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation, to file a Certificate of Amendment with the Secretary of State of the State of Delaware, in accordance with the provisions of the Delaware General Corporation Law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.

     THIRD: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     FOURTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, this 28th day of June, 1996.

METAMORPHIX, INC.
By:	/s/ Robert A. Curtis
Robert A. Curtis, President

[Corporate Seal]

Attest:.

William E. Carlson, Secretary

Attachment 1 to Certificate of
Amendment of MetaMorphix, Inc.

     6. Conversion. The holders of shares of Series B Convertible Preferred Stock shall have the following conversion rights:

          6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series B Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series B Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series B Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series B Convertible Preferred Stock so to be converted by $125.00 and (ii) dividing the result by the conversion price of $125.00 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series B Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the “Conversion Price”). Notwithstanding anything foregoing to the contrary, if the purchase price per share of any Common Stock (or Common Stock-equivalent price of any convertible security) sold by Corporation after the date of this Certificate, but before the third (3rd) anniversary of its filing (other than any Common Stock issued (1) to the public pursuant to any public offering, (2) to officers, directors, employees, or consultants of the Company as part of the 1995 NonQualified Officer, Director, Employee, and Consultant Stock Option Plan [or other stock option plan, restricted stock plan, employee stock purchase plan, employment agreement, or other employee stock plan or agreement, implemented by the Board of Directors], or (3) upon conversion of any shares of the Series A Convertible Preferred Stock) is lower than $125.00 per share, then the amount set forth in part (ii) of the immediately preceding sentence in determining the Conversion Price shall be the lowest such per share purchase price, not $125.00. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series B Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names

Attachment 1 to Certificate of
Amendment of MetaMorphix, Inc.

(with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series B Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series B Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series B Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series B Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, declared but unpaid, on the shares of Series B Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series B Convertible Preferred Stock for conversion an amount in cash equal to the current market price of

Attachment 1 to Certificate of
Amendment of MetaMorphix, Inc.

such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6E. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series B Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          6F. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

Attachment 1 to Certificate of
Amendment of MetaMorphix, Inc.

          6G. Other Notices. In case at any time:

          (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition,

Attachment 1 to Certificate of
Amendment of MetaMorphix, Inc.

dissolution, liquidation or winding up, as the case may be.

          6H. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common

Attachment 1 to Certificate of
Amendment of MetaMorphix, Inc.

Stock, solely for the purpose of issuance upon the conversion of Series B Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series B Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

          6I. No Reissuance of Series B Convertible Preferred Stock. Shares of Series B Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          6J. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series B Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Convertible Preferred Stock which is being converted.

          6K. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series B Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series B Convertible

Attachment 1 to Certificate of
Amendment of MetaMorphix, Inc.

Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          6L. Definition of Common Stock. As used in this paragraph 6, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Series B Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series B Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6E.

          6M. Mandatory Conversion. If at any time (i) the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (a) the aggregate price paid for such shares by the public shall be at least $5,000,000 and (b) the price paid by the public for such shares shall be at least Two Hundred Fifty Dollars ($250.00) per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6D), effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, or (ii) eighty-five percent (85%) or more of the originally issued shares of Series B Convertible Preferred Stock have been converted into shares of Common Stock, then all outstanding shares of Series B Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series B Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled

Attachment 1 to Certificate of
Amendment of MetaMorphix, Inc.

pursuant to subparagraph 6C. Until such time as a holder of shares of Series B Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 05/27/1997 971175085 — 2432052

METAMORPHIX, INC.
CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

     METAMORPHIX, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That the Board of Directors of MetaMorphix, Inc., pursuant to a Meeting of the Board of Directors on April 18, 1997, duly adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for the written consent of the appropriate majority of stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing the first paragraph of the Article numbered “FOURTH” so that, as amended, said paragraph of said Article shall be and read as follows:

     “FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 15,000,000 shares, consisting of 10,000,000 shares of Common Stock with a par value of $.001 per share (the “Common Stock”) and 5,000,000 shares of Preferred Stock with a par value of $.001 per share (the “Preferred Stock”).”

     SECOND: Upon this Certificate of Amendment becoming effective pursuant to the Delaware General Corporation Law, all of the shares of capital stock of MetaMorphix, Inc., issued and outstanding or held in treasury immediately prior to the effectiveness of this Certificate of Amendment (the “Old Stock”) automatically will be converted (on a 50-to-1 basis) into the number of shares of new capital stock of MetaMorphix, inc. (the “New Stock”), as set forth in the amended first paragraph of Article FOURTH, e.g., a single share of Common Stock with a par value of One Cent ($.01) per share will be converted into fifty (50) shares of Common Stock with a par value of One-tenth of One Cent ($.001) per share, without any action by holders thereof.

     THIRD: That a written consent of stockholders in lieu of a meeting was duly adopted by the appropriate stockholders of MetaMorphix, Inc. approving the amendment of the Certificate of Incorporation. Written notice to stockholders who did not execute a written consent has been given in accordance with the requirements of Section 228(d) of the Delaware General Corporation Law.

     FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused this Certificate of Amendment to be signed by Robert A. Curtis, President, and William E. Carlson, Secretary, as of the 18th day of April, 1997.

/s/ Robert A. Curtis

[SEAL]	Robert A. Curtis, President

ATTEST:

/s/ William E. Carlson
William E. Carlson, Secretary

METAMORPHIX, INC.
CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

     METAMORPHIX, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That the Board of Directors of MetaMorphix, Inc., pursuant to a Meeting of the Board of Directors on November 9, 1998, duly adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling for the written consent of the appropriate majority of stockholders of said Corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing. the first paragraph of the Article numbered “FOURTH” so that, as amended, said paragraph of said Article shall be and read as follows:

     “FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 15,000,000 shares, consisting of 9,500,000 shares of Common Stock with a par value of $.001 per share (the “Common Stock”) and 5,500,000 shares of Preferred Stock with a par value of $.001 per share (the “Preferred Stock”).”

     SECOND: That a written consent of stockholders in lieu of a meeting was duly adopted by the appropriate stockholders of MetaMorphix, Inc. approving the amendment of the Certificate of Incorporation. Written notice to stockholders who did not execute a written consent has been given in accordance with the requirements of Section 228(d) of the Delaware General Corporation Law.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused this Certificate of Amendment of the Certificate of Incorporation to be signed by Edwin C. Quattlebaum, President, and William E. Carlson, Secretary, as of the 9th day of November, 1998.

[SEAL] -	Edwin C. Quattlebaum, Ph.D., President and CEO

/s/ Edwin C. Quattlebaum

ATTEST:

/s/ William E. Carlson
William E. Carlson, Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:45 PM 03/29/1999
991108240 — 2432052

CERTIFICATE OF DECREASE

SERIES A CONVERTIBLE PREFERRED STOCK

($0.001 Par Value)

of

METAMORPHIX, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors originally adopted resolutions creating a series of 100,000 shares of Preferred Stock, $0.01 par value per share, designated as Series A Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on or out April 18, 1995 (the “Original Designation”).

     SECOND: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors adopted resolutions amending the Certificate of Incorporation such that the number of authorized shares designated as Series A Convertible Preferred Stock was reduced from 100,000 to 74,020, as filed with the Secretary of State of the State of Delaware on or about June 25, 1996.

     THIRD: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors adopted resolutions amending the Certificate of Incorporation such that: (a) the total number of shares of Preferred Stock which the Corporation had authority to issue was 5,000,000 shares of Preferred Stock with a par value of $0.001; and (b) the shares of capital stock of the Corporation were converted (on a 50-to-1 basis) such that the number of authorized shares designated as Series A Convertible Preferred Stock was 3,701,000, as filed with the Secretary of State for the State of Delaware on or about May 27, 1997.

     FOURTH: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted resolutions amending the Certificate of Incorporation such that the total number of shares of Preferred Stock which the Corporation had authority to issue was 5,500,000 shares of Preferred Stock with a par value of $0.001, as filed with the Secretary of State for the State of Delaware on or out December 7, 1998.

     FIFTH: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors‘of the Corporation adopted resolutions as follows:

RESOLVED: That pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of Article FOURTH, Section A of the Corporation’s Certificate of Incorporation, and Section 151(g) of the Delaware General Corporation Law, the Certificate of Incorporation be and it hereby is amended to decrease the number of shares of Preferred Stock designated as Series A Convertible Preferred Stock from 3,701,000 shares of Preferred Stock, $0.001 par value per share, to 1,001,000 shares of Preferred Stock, $0.001. par value per share, and that the voting powers, preferences, and relative participating, optional and other special rights of the shares of the Series A Convertible Preferred Stock, and the qualifications, limitations, or restrictions thereof, shall be and remain the same as set ‘forth in the Original Designation.

RESOLVED: That the President and the Secretary of the Corporation be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation, to file a Certificate of Decrease with the Secretary of State of the State of Delaware, in accordance with the provisions of the Delaware General Corporation Law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.

     SIXTH: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of

Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     SEVENTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, as of the 26th day of January, 1999.

METAMORPHIX INC.

By:	/s/ Edwin C. Quattlebaum

Edwin C. Quattlebaum, Ph.D.
President and Chief Executive Officer

[Corporate Seal]

Attest:

/s/ William E. Carlson
William E. Carlson, Secretary

STATE OF DEZAIARE
SECRETARY OF-STATE
DIVISION OF CORPORATIONS
FILED 12:46 PH 03/19/1999
991108248 — 2432052

CERTIFICATE OF DECREASE

SERIES B CONVERTIBLE PREFERRED STOCK

($0.001 Par Value)

of

METAMORPHIX, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors originally adopted resolutions creating a series of 25,980 shares of Preferred Stock, $0.01 par value per share, designated as Series B Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on or about June 19, 1996 (the “Original Designation”).

     SECOND: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors: of the Corporation adopted resolutions amending the Original Designation such that the conversion rights of holders of Series B Convertible Preferred Shares were changed, as filed with the Secretary of State of the State of Delaware on or about June 28, 1996 (the “Amended Designation”).

     THIRD: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors adopted resolutions amending the Certificate of Incorporation such that: (a) the total number of shares of Preferred Stock which the Corporation had authority to issue was 5,000,000 shares of Preferred Stock with a par value of $0.001; and (b) the shares of capital stock of the Corporation were converted (on a 50-to-1 basis) such that the number of authorized shares designated as Series B Convertible Preferred Stock was 1,299,000 as filed with the Secretary of State for the State of Delaware on or about May 27, 1997.

     FOURTH: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted resolutions amending the Certificate of Incorporation such that the total number of shares of Preferred Stock which the Corporation had authority to issue was 5,500,000 shares of Preferred Stock with a par value of $0.001, as filed with the Secretary of State for the State of Delaware on or about December 7, 1998.

     FIFTH: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted resolutions as follows:

RESOLVED: That pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of Article FOURTH, Section A of the Corporation’s Certificate of Incorporation, and Section 151(g) of the Delaware General Corporation Law, the Original Designation be and it hereby is amended to decrease the number of shares of Preferred Stock designated as Series B Convertible Preferred Stock from 1,299,000 shares of Preferred Stock, $0.001 par value per share, to 200,000 shares of Preferred Stock, $0.001 par value per share, and that the voting powers, preferences, and relative participating, optional and other special rights of the shares of the Series B Convertible Preferred Stock, and the qualifications, limitations, or restrictions thereof, shall be and remain the same as set forth in the Original Designation as amended by the Amended Designation.

RESOLVED: That the President and the Secretary of the Corporation be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation, to file a Certificate of Decrease with the Secretary of State of the State of Delaware, in accordance with the provisions of the Delaware General Corporation Law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.

     SIXTH: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     SEVENTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, as of the 26th day of January, 1999.

METAMORPHIX, INC.

By:	/s/ Edwin C. Quattlebaum

Edwin. C. Quattlebaum
President and ief Executive Officer

[Corporate Seal]

Attest:

/s/ William E. Carlson
William E. Carlson, Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS FILED
09:00 AM 04/27/2000
001216671 — 2432052

CERTIFICATE OF DESIGNATIONS

SERIES C CONVERTIBLE PREFERRED STOCK

($0.001 Par Value)

or

METAMORPHIX, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions creating a series of 770,758 shares of Preferred Stock, $0.001 par value per share, designated, as of November 9, 1998, as Series C Convertible Preferred Stock:

RESOLVED: That pursuant to the authority vested in the Board of Directors in accordance with the provisions of Article FOURTH, Section A of the Certificate of Incorporation, a new series of Preferred Stock of the Corporation (the “Series C Preferred Stock”) of up to Seven Hundred Seventy Thousand Seven Hundred Fifty-eight (770,758) Shares is hereby created and designated. Such Series C Preferred Stock shall have the same terms, conversion features, preferences, and rights as the Corporation’s Series B Preferred Stock
(except that, upon any liquidation, dissolution or winding up of the Corporation, any right to distribution or other payment in liquidation shall be junior not only to the Corporation’s Series A Preferred Stock but also to its Series B Preferred Stock).

BE IT FURTHER RESOLVED: That the President and Secretary of the Corporation, be and are hereby, authorized and directed, in the name of and on behalf of the Corporation, to prepare and file a Certificate of

Designations in accordance with the above stated terms and the provisions of Delaware General Corporate Law and to take such other action as they deem necessary or appropriate to carry out the aforegoing resolution.

     SECOND : That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     THIRD: That the voting powers, preferences, and relative, participating, optional, and other special rights of the shares of Series C Convertible Preferred Stock, and the qualifications, limitations or restrictions thereof, shall be ‘as set forth in Exhibit A attached hereto.

     FOURTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, as of November 9, 1998, this 27th day of April, 2000.

(Corporate Seal]

Attest:

William E. Carlson, Secretary

METAMORPHIX, INC.

By:	/s/ Edwin C. Quattlebaum

Edwin C. Quattlebaum, Ph.D.
President and Chief Executive Officer

Exhibit A to Series C Certificate of
Designations of MetaMorphix, Inc.

     1. Designation. The Corporation hereby designates a third series of Preferred Stock, the designation of which shall be “Series C Convertible Preferred Stock,” $ 0.001 par value per share (hereinafter called the “Series C Convertible Preferred Stock”), and the number of authorized shares constituting the Series C Convertible Preferred Stock shall be Seven Hundred Seventy Thousand Seven Hundred Fifty-eight (770,758) shares. Such Series shall be in addition to, and junior to:

     (a) that series of Preferred Stock, the designation of which is “Series A Convertible Preferred Stock,” which was filed on or about April 18, 1995; the number of authorized shares constituting such Series having been one hundred thousand (100,000), a Certificate of Decrease having been filed on June 25, 1996 reducing the number of such shares so designated to seventy-four thousand twenty (74,020), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to three million seven hundred one thousand (3,701,000) as the result of a 50-to-1 stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to one million one thousand(1,001,000);

     (b) that series of Preferred Stock, the designation of which is “Series B Convertible Preferred Stock” which was filed on or about June 19, 1996, and for which an amended designation was filed on or about June 25, 1996, the number of authorized shares constituting such series constituting such series being twenty-five thousand nine hundred eighty (25,980), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to one million two hundred ninety-nine (1,299,000) as the result of a 50-to-1 stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to two hundred thousand (200,000).

     2. Voting. Except as may be otherwise provided in these terms of the Series C Convertible Preferred Stock or by law, the Series C Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series C Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series C Convertible Preferred Stock is then convertible. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is

Exhibit A to Series C Certificate of
Designations of MetaMorphix, Inc.

provided in Article FOURTH of the Corporation’s Certificate of Incorporation.

     3. Dividends. The holders of the Series C Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series C Convertible Preferred Stock as being equal to the number of shares of Common Stock. (including fractions of a share) into which each share of Series C Convertible Preferred Stock is then convertible).

     4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series C Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series C Convertible Preferred Stock, to be paid an amount equal to the greater of (i) Two Dollars and Fifty Cents ($2.50) per share plus, in the case of each share, an amount equal to any declared but unpaid dividends thereon or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 hereof immediately prior to such liquidation, dissolution or winding up, and the holders of Series C Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series C Convertible Preferred Stock being sometimes referred to as the “Liquidation Payment” and with respect to all shares of Series C Convertible Preferred Stock being sometimes referred to as the “Liquidation Payments.” If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series C Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series C Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed with respect to Series C Convertible Stock shall be distributed ratably among the holders of Series C Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series C Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series C Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series C Convertible Preferred Stock, such notice to be addressed to each

Exhibit A to Series C Certificate of
Designations of MetaMorphix, Inc.

such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series C Convertible Preferred Stock and the Series C Convertible Preferred Stock shall rank on liquidation junior to the Series B Convertible Preferred Stock and which Series B Convertible Preferred Stock shall rank junior to the Series A Convertible Preferred Stock.

     5. Restrictions. At any time when shares of Series C Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series C Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          5A. Amend, alter or repeal its Certificate of Incorporation if the effect would be detrimental or adverse in any manner with respect to the rights of the holders of the Series C Convertible Preferred Stock;

          5B. Redeem or otherwise acquire any shares of Series C Convertible Preferred Stock except pursuant to a purchase offer made pro rata to all holders of the shares of Series C Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series C Convertible Preferred Stock then held by each such holder.

     6. Conversion. The holders of shares of Series C Convertible Preferred Stock shall have the following conversion rights:

          6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series C Convertible Preferred Stock shall have the right, at his or its option at any time, to convert any shares of Series C Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the

Exhibit A to Series C Certificate of
Designations of MetaMorphix, Inc.

amount distributable on the Series C Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series C Convertible Preferred Stock so to be converted by Two Dollars and Fifty Cents ($2.50) and (ii) dividing the result by Two Dollars and Fifty Cents ($2.50) (the “Conversion Price”) per share, i.e. on a one-for-one basis. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series C Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series C Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series C Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series C Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series C Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series C Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, declared but unpaid, on the shares of Series C Convertible Preferred Stock surrendered for conversion to the dace upon which such conversion is deemed to take place as provided in subparagraph 63. In case the number of

Exhibit A to Series C Certificate of
Designations of MetaMorphix, Inc.

shares of Series C Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series C Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series C Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately. prior to such combination shall be proportionately increased.

          6E. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series C Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series C Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

Exhibit A to Series C Certificate of
Designations of MetaMorphix, Inc.

          6F. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series C Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6G. Other Notices. In case at any time:

     (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

     (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

     (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

     (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series C Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or

Exhibit A to Series C Certificate of
Designations of MetaMorphix, Inc.

other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

     6H. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series C Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series C Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

     6I. No Reissuance of Series C Convertible Preferred Stock. Shares of Series C Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

     6J. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series C Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Convertible Preferred Stock which is being converted.

     6K. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series C Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series C Convertible Preferred Stock in any manner which

Exhibit A to Series C Certificate of
Designations of MetaMorphix, Inc.

interferes with the timely conversion of such Series C Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

     6L. Definition of Common Stock. As used in this paragraph 6, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Series C Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof -to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series C Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6E.

     6M. Mandatory Conversion. If at any time (i) the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (a) the aggregate price paid for such shares shall be at least Five Million Dollars ($5,000,00.0) and (b) the price paid by the public for such shares shall be at least Five Dollars ($5.00) per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6D), effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, or (ii) eighty-five percent (85%) or more of the originally-issued shares of Series C Convertible Preferred Stock have been converted into shares of Common Stock, then all outstanding shares of Series C Convertible Preferred Stock shall automatically convert (a “Mandatory Conversion”) to shares of Common Stock on the basis of the Conversion Price set forth in paragraph 6A. Holders of shares of Series C Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares so which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Series C Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

     7. Amendments. No provision of these terms of the Series C Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series C Convertible Preferred Stock.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:30 AM 06/OS/2000
001291354 — 2432052

CERTIFICATE OF DESIGNATIONS

SERIES D CONVERTIBLE PREFERRED STOCK

($0.001 Par Value)

of

METAMORPHIX, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY :

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions creating a aeries of 13,333 shares of Preferred Stock, $0.001 par value per share, designated, as of June 8th 2000, as Series D Convertible Preferred Stock:

RESOLVED: That pursuant to the authority vested in the Board of Directors in accordance with the provisions of Article FOURTH, Section A of the Certificate of Incorporation, a new series of Preferred Stock of the Corporation (the “Series D Preferred Stock”) of up to Thirteen Thousand Three Hundred Thirty-Three (13,333) Shares is hereby created and designated. Such Series D Preferred Stock shall have the same terms, conversion features, preferences, and rights as the Corporation’s Series C Preferred Stock (except that, upon any liquidation, dissolution, or winding up of the Corporation, any right to distribution or other payment in liquidation shall be junior not only to the Corporation’s Series A Preferred Stock and Series B Preferred Stock, but also to its Series C Preferred Stock).

RESOLVED : That the President and Secretary of the Corporation, be and are hereby, authorized and directed, in the name of and on behalf of the Corporation, to prepare and file a Certificate of Designations in accordance with the above stated terms and of the provisions Delaware General Corporate Law and to take such other action as they deem necessary or appropriate to carry out the aforegoing resolution.

     SECOND: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     THIRD: That the voting powers, preferences, and relative, participating, optional, and other special rights of the shares of Series D Convertible Preferred Stock, and the’ qualifications, limitations or restrictions thereof, shall be as set forth in Exhibit A attached hereto.

     FOURTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, this 8th day of June, 2000.

METAMORPHIX, INC.

By :	/s/ Edwin C. Quattlebaum

Edwin C. Quattlebaum, Ph.D.
President and Chief Executive Officer

[Corporate Seal]

Attest:

William E. Carlson

William E. Carlson, Secretary

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

     1. Designation. The Corporation hereby designates a fourth series of Preferred Stock, the designation of which shall be “Series D Convertible Preferred Stock,” $0.001 par value per share (hereinafter called the “Series D Convertible Preferred Stock”), and the number of authorized shares constituting the Series D Convertible Preferred Stock shall be Thirteen Thousand Three Hundred Thirty-Three (13,333) shares. Such Series shall be in addition to., and junior to:

     (a) that series of Preferred Stock, the designation of which is “Series A Convertible Preferred Stock,” which was filed on or about April 18, 1995; the number of authorized shares constituting such Series having been one hundred thousand (100,000), a Certificate of Decrease having been filed on June 25, 1996 reducing the number of such shares so designated to seventy-four thousand twenty (74,020), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to three million seven hundred one thousand (3,701,000) as the result of a 50-to-1 stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to one million one thousand(1,001,000);

     (b) that series of Preferred Stock, the designation of which is “Series B Convertible Preferred Stock” which was filed on or about June 19, 1996, and for which an amended designation was filed on or about June 25, 1996, the number of authorized shares constituting such Series Constituting such series being twenty-five thousand nine hundred eighty (25,980), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to one million two hundred ninety-nine (1,299,000) as the result of a 50-to-i stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to two hundred thousand (200,000); and

     (c) that series of Preferred Stock, the designation of which is “Series C Convertible Preferred Stock” which was filed on or about April 27, 2000, the number of authorized shares constituting such series being seven hundred seventy thousand seven hundred fifty eight (770,758).

     2. Voting. Except as may be otherwise provided in these terms of the Series D Convertible Preferred Stock or by law, the

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series D Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

Series D Convertible Preferred Stock is then convertible. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is provided in Article FOURTH of the Corporation’s Certificate of Incorporation.

     3. Dividends. The holders of the Series D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series D Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series D Convertible Preferred Stock is then convertible).

     4. Liquidation. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series D Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series D Convertible Preferred Stock, to be paid an amount equal to the greater of (i) Seven Dollars and Fifty Cents ($7.50) per share plus, in the case of each share, an amount equal to any declared but unpaid dividends thereon or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 hereof immediately prior to such liquidation, dissolution, or winding up, and the holders of Series D Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series D Convertible Preferred Stock being sometimes referred to as the “Liquidation Payment” and with respect to all shares of Series D Convertible Preferred Stock being sometimes referred to as the “Liquidation Payments.” If upon such liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series D Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series D Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed with respect to Series ‘D Convertible Stock shall be distributed ratably among the holders of Series D Convertible Preferred Stock. Upon any such liquidation, dissolution, or winding up of the Corporation, after the holders of Series D Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series D Convertible Preferred Stock. Written notice of such liquidation, dissolution, or winding up, stating a payment date, the amount of

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series D Convertible Preferred. Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series D Convertible Preferred Stock and the Series D Convertible Preferred Stock shall rank on liquidation junior to the Series C Convertible Stock and which Series C Convertible Stock shall rank junior to the Series B Convertible Preferred Stock and which Series B Convertible Preferred Stock shall rank junior to the Series A Convertible Preferred Stock.

     5. Restrictions. At any time when shares of Series D Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series D Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          5A. Amend, alter, or repeal its Certificate of Incorporation if the effect would be detrimental or adverse in any manner with respect to the particular rights of the holders of the Series D Convertible Preferred Stock;

          5B. Redeem or otherwise acquire any shares of Series D Convertible Preferred Stock except pursuant to a purchase offer made pro rata to all holders of the shares of Series D Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series D Convertible Preferred Stock then held by each such holder.

     6. Conversion. The holders of shares of Series D Convertible Preferred Stock shall have the following conversion rights:

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

          6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series D Convertible Preferred Stock shall have the right, at his or its option at any time, to convert any shares of Series D Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series D Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series D Convertible Preferred Stock so to be converted by Seven Dollars and Fifty Cents ($7.50) and (ii) dividing the result by Seven Dollars and Fifty Cents ($7.50) (the “Conversion Price”) per share, i.e. on a one-for-one basis. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series D Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series D Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series D Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series D Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

of Series D Convertible Preferred Stock into Common Stock and no payment or

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At she time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, declared but unpaid, on the shares of Series D Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D Convertible Preferred Stock represented by the certificate’ or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series D Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6E. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series D Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

               6F. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

               6G. Other Notices. In case at any time:

        (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

        (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

        (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

        (4) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

(a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up, as the case may be.

     6H. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series D Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series D Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

     6I. No Reissuance of Series D Convertible Preferred Stock. Shares of Series D Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

     6J. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series D Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

than that of the holder of the Series D Convertible Preferred Stock which is being converted.

6K.	Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series D Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series D Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

6L.	Definition of Common Stock. As used in this paragraph 6, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Series D Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series D Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6E.

     6M. Mandatory Conversion. If at any time (i) the Corporation shall effect a firm commitment underwritten piihlic offering of shares of Common Stock in which (a) the aggregate price paid for such shares shall be at least Five Million Dollars ($5,000,000) and (b) the price paid by the public for such shares shall be at least Dollars and Fifty Cents ($7.50) per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6D) effective upon the closing of the sale of such shares by the

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

Corporation pursuant to such public offering, or (ii) eightyfive percent (85%) or more of the originally-issued shares of Series D Convertible Preferred Stock have been converted into shares of Common Stock, then all outstanding shares of Series D Convertible Preferred Stock shall automatically convert (a “Mandatory Conversion”) to shares of Common Stock on the basis of the Conversion Price set forth in paragraph 6A. Holders of shares of Series D Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or

Exhibit A to Series D Certificate of
Designations of MetaMorphix, Inc.

certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Series D Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

     7. Amendments. No provision of these terms of the Series D Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series D Convertible Preferred Stock.

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATIONS

SERIES D CONVERTIBLE PREFERRED STOCK

($0.001 Par Value)

of

METAMORPHIX, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: The Corporation desires to amend and restate the original resolutions, currently in effect, as flied with the Secretary of State of the State of Delaware on or about June 8, 2000, that created a series of 13,333 shares of Preferred Stock, $0.001 par value per share, designated as Series D Convertible Preferred Stock (the “Series D Original Designation”).

     SECOND: The Series D Original Designation is hereby amended by striking, in its entirety, Articles FIRST through FOURTH and by substituting in lieu thereof the following new Articles:

          FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions creating a series of 333,333 shares of Preferred Stock, $0.001 par value per share, effective as of August 22, 2000, as Series D Convertible Preferred Stock:

RESOLVED: That pursuant to the authority vested in the Board of Directors in accordance with the provisions of Article FOURTH, Section A of the Certificate of Incorporation, a new series of Preferred Stock of the Corporation (the “Series D Preferred Stock”) of up to Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (333,333) Shares is hereby created and designated. Such Series D Preferred Stock shall have the same terms, conversion features, preferences, and rights as the Corporation’s Series C Preferred Stock (except that, upon any liquidation, dissolution, or winding up of the Corporation, any right to distribution or other payment in liquidation shall be junior not only

      STATE OF DELAWARE
      SECRETARY OF STATE DIVISION
      OF CORPORATIONS
FILED 09:00 AM 12,/26/2000

to the Corporation’s Series A Preferred Stock and Series B Preferred Stock, but also to its Series C Preferred Stock).

     RESOLVED: That the President and Secretary of the Corporation, be and are hereby, authorized and directed, in the name of and on behalf of the Corporation, to prepare and file a Certificate of Designations in accordance with the above stated terms and the provisions of Delaware General Corporate Law and to take such other action as they deem necessary or appropriate to carry out the aforegoing resolution.

          SECOND: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

          THIRD: That the voting powers, preferences, and relative, participating, optional, and other special rights of the shares of Series D Convertible Preferred Stock, and the qualifications, limitations or restrictions thereof, shall be as set forth in Exhibit A attached hereto.

          FOURTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, effective as of August 22, 2000, this 1st day of December, 2000.

[Corporate Seal]

Attest:

/s/ William E. Carlson

William E. Carlson, Secretary

METAMORPHIX, INC.

By:	/s/ Edwin C. Quattlebaum

Edwin C. Quattlebaum, Ph.D.
President and Chief Executive Officer

Exhibit A to Series D Amended and Restated

Certificate of
Designations of MetaMorphix, Inc.

     1. Designation. The Corporation hereby designates a fourth series of Preferred Stock, the designation of which shall be “Series D Convertible Preferred Stock,” $0.001 par value per share (hereinafter called the “Series D Convertible Preferred Stock”), and the number of authorized shares constituting the Series D Convertible Preferred Stock shall be three hundred thirty-three thousand three hundred thirty-three (333,333) shares. Such Series shall be in addition to, and junior to:

     (a) that series of Preferred Stock, the designation of which is “Series A Convertible Preferred Stock,” which was filed on or about April 18, 1995; the number of authorized shares constituting such Series having been one hundred thousand (100,000), a Certificate of Decrease having been filed on June 25, 1996 reducing the number of such shares so designated to seventy-four thousand twenty (74,020), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to three million seven hundred one thousand (3,701,000) as the result of a 50-to-1 stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to one million one thousand (1,001,000);

     (b) that series of Preferred Stock, the designation of which is “Series B Convertible Preferred Stock” which was filed on or about June 19, 1996, and for which an amended designation was filed on or about June 25, 1996, the number of authorized shares constituting such Series being twenty-five thousand nine hundred eighty (25,980), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to one million two hundred ninety-nine thousand (1,299,000) as the result of a 50-to-1 stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to two hundred thousand (200,000); and

     (c) that series of Preferred Stock, the designation of which is “Series C Convertible Preferred Stock” which was filed on or about April 27, 2000, the number of authorized shares constituting such Series being seven hundred seventy thousand seven hundred fiftyeight (770,758).

     2. Voting. Except as may be otherwise provided in these terms of the Series D Convertible Preferred Stock or by law, the Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series D Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series D Convertible Preferred Stock is then convertible. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is provided in Article FOURTH of the Corporation’s Certificate of Incorporation.

     3. Dividends. The holders of the Series D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than

Exhibit A to Series D Amended and Restated

Certificate of
Designations of MetaMorphix, Inc.

dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series D Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series D Convertible Preferred Stock is then convertible).

     4. Liquidation. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series D Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series D Convertible Preferred Stock, to be paid an amount equal to the greater of (i) Fifteen Dollars ($15.00) per share plus, in the case of each share, an amount equal to any declared but unpaid dividends thereon or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 hereof immediately prior to such liquidation, dissolution, or winding up, and the holders of Series D Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series D Convertible Preferred Stock being sometimes referred to as the “Liquidation Payment” and with respect to all shares of Series D Convertible Preferred Stock being sometimes referred to as the “Liquidation Payments.” If upon such liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series D Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series D Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed with respect to Series D Convertible Stock shall be distributed ratably among the holders of Series D Convertible Preferred Stock. Upon any such liquidation, dissolution, or winding up of the Corporation, after the holders of Series D Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series D Convertible Preferred Stock. Written notice of such liquidation, dissolution, or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series D Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series D Convertible Preferred Stock and the Series D Convertible Preferred Stock shall rank on liquidation junior to the Series C Convertible Stock and which Series C Convertible Stock shall rank junior to the Series B Convertible Preferred Stock and which Series B Convertible Preferred Stock shall rank junior to the Series A Convertible Preferred Stock.

Exhibit A to Series D Amended and Restated

Certificate of
Designations of MetaMorphix, Inc.

     5. Restrictions. At any time when shares of Series D Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series D Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          5A. Amend, alter, or repeal its Certificate of Incorporation if the effect would be detrimental or adverse in any manner with respect to the particular rights of the holders of the Series D Convertible Preferred Stock;

          5B. Redeem or otherwise acquire any shares of Series D Convertible Preferred Stock except pursuant to a purchase offer made pro rata to all holders of the shares of Series D Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series D Convertible Preferred Stock then held by each such holder.

     6. Conversion. The holders of shares of Series D Convertible Preferred Stock shall have the following conversion rights:

          6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series D Convertible Preferred Stock shall have the right, at his or its option at any time, to convert any shares of Series D Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series D Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series D Convertible Preferred Stock so to be converted by Fifteen Dollars ($15.00) and (ii) dividing the result by Fifteen Dollars ($15.00) (the “Conversion Price”) per share, i.e. on a one-for-one basis. Such initial Conversion Price shall be adjusted as hereinafter provided. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series D Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so

Exhibit A to Series D Amended and Restated

Certificate of
Designations of MetaMorphix, Inc.

to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series D Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series D Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series D

Exhibit A to Series D Amended and Restated

Certificate of
Designations of MetaMorphix, Inc.

Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series D Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, declared but unpaid, on the shares of Series D Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series D Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          6D. Adjustments to Conversion Price.

     (i) Special Definitions. For purposes of this subparagraph 6D, the following definitions apply:

     (1) “Convertible Securities” shall mean any evidences of indebtedness, shares (other than common stock or any series of preferred stock) or other securities convertible into or exchangeable for common stock, including warrants or options, but only if such warrants or options are issued to third parties and not officers, directors or employees of the Corporation.

     (2) “Equity Securities” shall mean any shares of common stock, series of preferred stock or Convertible Securities that are issued by the Corporation. For purposes of this definition, Convertible Securities shall only be deemed to be “Equity Securities” at the time such

Exhibit A to Series D Amended and Restated

Certificate of
Designations of MetaMorphix, Inc.

Convertible Securities are actually converted and/or exercised by the holder.

     (3) “Original Issue Date” shall mean the date on which a share of Series D Convertible Preferred Stock was first issued.

     (4) “Protection Period’ shall mean the time period beginning on the Original Issue Date and ending on the first anniversary of the Original Issue Date.

     (ii) In the event the Corporation closes a private placement or limited offering of Equity Securities in excess of $10,000,000 (in any one offering) during the Protection Period in which Equity Securities are issued for a consideration per share less than the Conversion Price in effect immediately prior to the time of such closing (the “New Equity Issuance”), the Conversion Price shall be reduced to the price per share of the New Equity Issuance.

     (iii) Notwithstanding any provision in this Certificate to the contrary, no adjustment of the Conversion Price shall be made in an amount less than $.01 per share.

          6E. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6F. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series D Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

Exhibit A to Series D Amended and Restated

Certificate of
Designations of MetaMorphix, Inc.

          6G. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          6H. Other Notices. In case at any time:

        (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

        (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

        (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

        (4) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up, as the case may be.

          6I. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the

Exhibit A to Series D Amended and Restated

Certificate of
Designations of MetaMorphix, Inc.

conversion of Series D Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series D Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

          6J. No Reissuance of Series D Convertible Preferred Stock. Shares of Series D Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          6K. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series D Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Convertible Preferred Stock which is being converted.

          6L. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series D Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series D Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

Exhibit A to Series D Amended and Restated

Certificate of
Designations of MetaMorphix, Inc.

          6M. Definition of Common Stock. As used in this paragraph 6, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Series D Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series D Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6F.

Exhibit A to Series D Amended and Restated

Certificate of
Designations of MetaMorphix, Inc.

          6N. Mandatory Conversion. If at any time (i) the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (a) the aggregate price paid for such shares shall be at least Five Million Dollars ($5,000,000) and (b) the price paid by the public for such shares shall be at least Fifteen Dollars ($15.00) per share (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6D) or 6E), effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, or (ii) eighty-five percent (85%) or more of the originally-issued shares of Series D Convertible Preferred Stock have been converted into shares of Common Stock, then all outstanding shares of Series D Convertible Preferred Stock shall automatically convert (a “Mandatory Conversion”) to shares of Common Stock on the basis of the Conversion Price set forth in paragraph 6A. Holders of shares of Series D Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Series D Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

     7. Amendments. No provision of these terms of the Series D Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least eighty-five percent (85%) of the then outstanding shares of Series D Convertible Preferred Stock.

      STATE OF DELAWARE
      SECRETARY OF STATE DIVISION
      OF CORPORATIONS
FILED 09:00 AM 02/02/2001 010053361-2432052

CERTIFICATE OF DECREASE

SERIES C CONVERTIBLE PREFERRED STOCK

($0.001 Par Value)

of

METAMORPHIX, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation originally adopted the following resolutions creating a series of 770,758 shares of Preferred Stock, $0.001 par value per share, designated as Series C convertible Preferred Stock, as filed with the Secretary of State of Delaware on or about April 27, 2000 (the “Original Designation”).

     SECOND: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions decreasing the number of shares originally designated as Series C Convertible Preferred Stock from 770,758 shares of Preferred Stock, $0.001 par value per share, to 742,661 shares of Preferred Stock, $0.001 par value per share:

RESOLVED: That pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of Article FOURTH, Section A of the Corporation’s Certificate of Incorporation, and Section 151(g) of the Delaware General Corporation Law, the Original Designation be and it hereby is amended to decrease the number of shares of Preferred Stock designated as Series C Convertible Preferred Stock from 770,758 shares of Preferred Stock, $0.001 par value per share, to 742,661 shares of Preferred Stock, $0.001 par value per share, and that the voting powers, preferences, and relative participating, optional and other special rights of the shares of the Series C Convertible Preferred Stock, and the qualifications, limitations, or restrictions thereof, shall be and remain the same as set forth in the Original Designation.

AND BE IT FURTHER RESOLVED: That the President and the Secretary of the Corporation be, and they hereby are, authorized and directed, in the name and on behalf of the Corporation, to file a Certificate of Decrease with the Secretary of State of the State of Delaware, in accordance with the provisions of the Delaware General Corporation Law and to take such other actions as they deem necessary or appropriate to carry out the intent of the foregoing resolution.

     THIRD: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     FOURTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested this 31st day of January, 2001.

[Corporate Seal]

METAMORPHIX, INC.
Attest:

/s/ William E. Carlson	By:	/s/ Edwin C. Quattlebaum

William E. Carlson, Secretary		Edwin C. Quattlebaum, Ph.D.
President, Chief Executive Officer, and Chairman

STATE OF DELAWARE
SECRETARY OF STATE
FILED 10:00 AM 02/28/2002
020135452 — 2432052

METAMORPHIX, INC.

CERTIFICATE Of CORRECTION
TO THE
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION

     MetaMorphix, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: The name of the corporation is MetaMorphix, Inc.

     SECOND: A Certificate of Amendment of the Certificate of Incorporation was filed with the Secretary of the State of Delaware on May 27, 1997 (the “Amended Certificate”), and said Amended Certificate requires correction, as permitted by subsection (f) of Section 103 of the General Corporation Law of the State of Delaware, due to an unintentional omission in the Amended Certificate and to further clarify the effect of the stock split on the Company’s designated Preferred Stock (i.e., Series A and Series B).

     THIRD: The inaccuracy or defect of said Amended Certificate to be corrected as follows:

1.	Add the following sentence at the end of the last paragraph in Section FIRST entitled “FOURTH”:

Upon the effective date of this Certificate, each share of Common Stock with a par value of $.01 is split up and converted into 50 shares of Common Stock with a par value of $.001; each share of Series A Preferred Stock with a par value of $.01 is split up and converted into 50 shares of Series A Preferred Shares with a par value of $.001, thereby increasing the total number of shares so designated from seventy-four thousand twenty (74,020) to three million seven hundred one thousand (3,701,000); and each share of Series B Preferred Stock with a par value of $.01 is split up and converted into 50 shares of Series B Preferred Shares with a par value of $.001, thereby increasing the total number of shares so designated from twenty-five thousand nine hundred eighty (25,980) to one million two hundred ninety-nine (1,299,000).

           2. Delete the letters “e.g.” in the sixth line of the Section SECOND and replace with the letters “i.e.” and add the following to be inserted in the same Section SECOND directly after the words “ ... Common Stock with a par value of One-tenth of One Cent ($.001) per share,” and before the words “... without any action by holders thereof.”:

a single share of Series A Preferred Stock with a par value of One Cent ($.01) per share will be converted into fifty (50) shares of Series A Preferred Stock with a par value of One-tenth of One Cent ($.001) per share, and a single share of Series B Preferred Stock with a par value of One Cent ($.01) per share will be converted into fifty (50) shares of Series B Preferred Stock with a par value of One-tenth of One Cent ($.001) per share

     FOURTH: Section FIRST and Section SECOND of the Amended Certificate, respectively, are hereby corrected to read in full as follows:

“FIRST: That the Board of Directors of MetaMorphix, Inc., pursuant to a Meeting of the Board of Directors on April 18, 1997, duly adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for the written consent of the appropriate majority of stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing the first paragraph of the Article numbered “FOURTH” so that, as amended, said paragraph of said Article shall be and read as follows:

     FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 15,000.000 shares, consisting of 10,000,000 shares of Common Stock with a par value of $.001 per share (the “Common Stock”) and 5,000,000 shares of Preferred Stock with a par value of $.001 per share (the “Preferred Stock”). Upon the effective date of this Certificate, each share of Common Stock with a par value of $.01 is split up and converted into 50 shares of Common Stock with a par value of $.001; each share of Series A Preferred Stock with a par value of $.01 is split up and converted into 50 shares of Series A Preferred Shares with a par value of $.001, thereby increasing the total number of shares so designated from seventy-four thousand twenty (74,020) to three million seven hundred one thousand (3,701,000); and each share of Series B Preferred Stock with a par value of $.01 is split up and converted into 50 shares of Series B Preferred Shares with a par value of $.001, thereby increasing the total number of shares so designated from twenty-five thousand nine hundred eighty (25,980) to one million two hundred ninety-nine (1,299,000).

     SECOND:: Upon this Certificate of Amendment becoming effective pursuant to the Delaware General Corporation Law, all of the shares of capital stock of MetaMorphix, Inc., issued and outstanding or held in treasury immediately prior to the effectiveness of this Certificate of Amendment (the “Old Stock”) automatically will be converted (on a 50-to-1 basis) into the number of shares of new capital stock of MetaMorphix, Inc. (the “New Stock”), as set forth in the amended first paragraph of Article FOURTH, i.e., a single share of Common Stock with a par value of One Cent ($.01) per share will be converted into fifty (50) shares of Common Stock with a par value of One-tenth of One Cent ($.001) per share, a single share of Series A Preferred Stock with a par value of One Cent ($.01) per share will be converted into fifty (50) shares of Series A Preferred Stock with a par value of One-tenth of One Cent ($.001) per share, and a single share of Series B Preferred Stock with a par value of One Cent ($.01) per share will be converted into fifty (50) shares of Series B Preferred Stock with a par value of One-tenth of One Cent ($.001) per share without any action by holders thereof.”

[remainder of page intentionally left blank; signatures on next page]

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:02 AM 02/28/2002

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused this Certificate of Correction to be signed by Edwin C. Quattlebaum, Ph.D., President and Chief Executive Officer, and William E. Carlson, Secretary, as of the 28th day of February, 2002 to be effective as of May 27, 1997.

/s/ Edwin C. Quattlebaum

[SEAL]	Edwin C. Quattlebaum, Ph.D.,
President and Chief Executive

ATTEST:

/s/ William E. Carlson

William E. Carlson, Secretary

020135459 — 2432052

METAMORPHIX, INC.

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION

     METAMORPHIX, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That the Board of Directors of MetaMorphix, Inc., pursuant to a Unanimous Written Consent of Directors in Lieu of Meeting dated as of February 8, 2002, duly adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for the written consent of the appropriate majority of stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That the Certificate of Incorporation of this corporation be amended by changing the first paragraph of the Article numbered “FOURTH” so that, as amended, said paragraph of said Article shall be and read as follows:

  “FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 28,000,000 shares, consisting of 21,000,000 shares of Common Stock with a par value of $.001 per share (the “Common Stock”) and 7,000,000 shares of Preferred Stock with a par value of $.001 per share (the “Preferred Stock”).”

     SECOND: That a written consent of stockholders in lieu of a meeting was duly adopted by the appropriate stockholders of MetaMorphix, Inc. approving the amendment of the Certificate of Incorporation. Written notice to stockholders who did not execute a written consent has been given in accordance with the requirements of Section 228(e) of the Delaware General Corporation Law.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:02 AM 02/28/2002

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused this Certificate of Amendment to be signed by Edwin C. Quattlebaum, Ph.D., President, and William E. Carlson, Secretary, as of the 27th day of February, 2002.

/s/ Edwin C. Quattlebaum

(SEAL)	Edwin C. Quattlebaum, Ph.D., President

ATTEST:

/s/ William E. Carlson
William E. Carlson, Secretary

ATTEST:

/s/ William E. Carlson

William E. Carlson, Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:02 AM 02/28/2002
020135464 — 2432052

CERTIFICATE OF DESIGNATIONS

SERIES E CONVERTIBLE PREFERRED STOCK

($0.001 Par Value)

of

METAMORPHIX, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions creating a series of Two Million (2,000,000) shares of Preferred Stock, $0.001 par value per share, designated, as of February 28, 2002, as Series E Convertible Preferred Stock:

RESOLVED: That pursuant to the authority vested in the Board of Directors in accordance with the provisions of Article FOURTH, Section A of the Certificate of Incorporation, a new series of Preferred Stock of the Corporation (the “Series E Convertible Preferred Stock”) of up to Two Million (2,000,000) shares is hereby created and designated Series E Convertible Preferred Stock.

RESOLVED: That the President and Secretary of the Corporation, be and are hereby, authorized and directed, in the name of and on behalf of the Corporation, to prepare and file a Certificate of Designations in accordance with the above stated terms and the provisions of Delaware General Corporate Law and to take such other action as they deem necessary or appropriate to carry out the aforegoing resolution.

     SECOND: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     THIRD: That the voting powers, preferences, and relative, participating, optional, and other special rights of the shares of Series E Convertible Preferred Stock, and the qualifications. limitations or restrictions thereof, shall be as set forth in Exhibit A attached hereto.

     FOURTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, this 28 day of February, 2002.

METAMORPHIX, INC.

	By:	/s/ Edwin C. Quattlebaum

Edwin C. Quattlebaum
Ph.D President and
Chief Executive Officer

[Corporate Seal]

Attest:

/s/ William E. Carlson

William E. Carlson, Secretary

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

     1. Designation. The Corporation hereby designates a fifth series of Preferred Stock, the designation of which shall be “Series E Convertible Preferred Stock,” $0.001 par value per share (hereinafter called the “Series E Convertible Preferred Stock”), and the number of authorized shares constituting the Series E Convertible Preferred Stock shall be Two Million (2,000,000) shares. Such Series shall be in addition to:

     (a) that series of Preferred Stock, the designation of which is “Series A Convertible Preferred Stock,” which was filed on or about April 18, 1995; the number of authorized shares constituting such Series having been one hundred thousand (100,000), a Certificate of Decrease having been filed on June 25, 1996 reducing the number of such shares so designated to seventy-four thousand twenty (74,020), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to three million seven hundred one thousand (3,701,000) as the result of a 50-to-1 stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to one million one thousand (1,001,000);

     (b) that series of Preferred Stock, the designation of which is “Series B Convertible Preferred Stock” which was filed on or about June 19, 1996, and for which an amended designation was filed on or about June 25, 1996, the number of authorized shares constituting such Series constituting such series being twenty-five thousand nine hundred eighty (25,980), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to one million two hundred ninety-nine (1,299,000) as the result of a 50-to-I stock split, and a Certificate of Decrease having been filed on March 19, 1 999 reducing the number of shares so designated to two hundred thousand (200,000); and

     (c) that series of Preferred Stock, the designation of which is “Series C Convertible Preferred Stock” which was filed on or about April 27, 2000, the number of authorized shares constituting such series being seven hundred seventy thousand seven hundred fifty eight (770,758) and a Certificate of Decrease having been filed on February 1,

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

2001 reducing the number of shares so designated to seven hundred forty-two thousand six hundred sixty-one (742, 661); and

     (d) that series of Preferred Stock, the designation of which is “Series D Convertible Preferred Stock” which was filed on or about June 8, 2000, the number of authorized shares constituting such series being thirteen thousand three hundred thirty-three (13,333), and an Amended and Restated Certificate of Designations having been filed on December 28, 2000 revising the number of shares so designated to three hundred thirtythree thousand three hundred thirty-three (333,333).

     The Series E Convertible Preferred Stock shall rank, with respect to dividend and distribution rights and rights on liquidation, dissolution and winding up of the affairs of the Corporation, senior to the common stock, par value $.001 per share of the Corporation (“Common Stock”), senior to the Corporation’s Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

Preferred Stock (collectively referred to as the “Junior Securities”) and senior to any other class or series of capital stock of the Corporation that by its express terms provides that it ranks junior in right of payment to the Series E Convertible Preferred Stock as to dividends or upon dissolution, liquidation or winding-up of the affairs of the Corporation.

     The Series E Convertible Preferred Stock shall rank, with respect to dividend and distribution rights and rights on liquidation, dissolution and winding-up of the affairs of the Corporation, purl passe with any capital stock of the Corporation that by its express terms provides that it ranks equally in right of payment to the Series E Convertible Preferred Stock as to dividends or upon dissolution, liquidation or winding up of the affairs of the Corporation (collectively referred to as “Pari Passu Securities”).

     2. Voting. Except as may be otherwise provided in these terms of the Series E Convertible Preferred Stock or by law, the Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series E Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series E Convertible Preferred Stock is then convertible. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is provided in Article FOURTH of the Corporation’s Certificate of Incorporation and the Certificates of Designation of the Preferred Stock.

The number of authorized shares of the Series E Convertible Preferred Stock may not be increased or decreased (and in no event shall he decreased below the number of shares then outstanding) without the written consent of the holders of a majority of the then outstanding shares of Series E Convertible Preferred Stock voting separately as a class. In addition, holders of Series E Convertible Preferred Stock (voting as a separate class) shall have the voting rights specified in Section 5 below.

     3. Dividends. The holders of the Series E Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends and distributions at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series E Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series E Convertible Preferred Stock is then convertible).

     No dividend or other distribution (other than a dividend or distribution payable solely in Common Stock) shall be paid on or set apart for payment on any Junior Securities or Pari Passu Securities, nor shall any payment be made on account of the purchase, redemption or retirement of any Junior Securities or Pari Passu Securities, unless (i) all accrued and unpaid dividends on the Series E Convertible Preferred Stock have been or contemporaneously are paid or set apart for payment in accordance herewith, and, if applicable, (ii) in the event such transaction is a

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

purchase, redemption or retirement of Junior Securities or Pari Passu Securities, it has been approved by the holders of the Series E Convertible Preferred Stock in accordance with Section 5 hereof.

     For purposes of this Section 3, unless the context requires otherwise, the term “distribution” shall include, without limitation, the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock, or the purchase or redemption of shares of the Corporation for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation.

     4. Liquidation. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series E Convertible Preferred Stock shall be entitled, before any distribution or payment is made to any holder of Junior Securities by reason of their ownership thereof, to be paid an amount equal to the greater of (i) Seventeen Dollars and Fifty Cents ($17.50) per share (the “Liquidation Preference”) plus, in the case of each share, an amount equal to any declared but unpaid dividends thereon or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to Section 6 hereof immediately prior to such liquidation, dissolution, or winding up, and the holders of Series E Convertible Preferred Stock shall not be entitled to any further payment. The amount payable with respect to one share of Series E Convertible Preferred Stock pursuant to the immediately preceding sentence is referred to herein as the “Liquidation Payment” and with respect to all shares of Series E Convertible Preferred Stock to herein as the “Liquidation Payments.” If upon such liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series E Convertible Preferred Stock and any Pari Passu Securities shall be insufficient to permit payment to the holders of Series E Convertible Preferred Stock and any Pari Passu Securities of their full respective liquidation preferences, then the entire assets of the Corporation to be so distributed with respect

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

to Series E Convertible Stock and Pari Passu Securities shall be distributed ratably among the holders of Series E Convertible Preferred Stock and Pari Passu Securities in proportion to the full preferential amounts payable in respect of the Series E Convertible Preferred Stock and Pari Passu Securities, Upon any such liquidation, dissolution, or winding up of the Corporation, after the holders of Series E Convertible Preferred Stock and Pari Passu Securities shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of Junior Securities. Written notice of such liquidation, dissolution, or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 business days prior to the payment date stated therein. to the holders of record of Series E Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), the sale, lease, abandonment, transfer or

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

other disposition by the Corporation of all or substantially all its assets, and any acquisition by any person or entity or group of related persons or entities by means of a consolidation, corporate reorganization, merger or other transaction or series of related transactions, of more than 50% of the outstanding voting power of the Corporation shall without limitation be deemed to be in each such case a liquidation, dissolution, or winding up of the Corporation within the meaning of the provisions of this paragraph 4.

     5. Amendments and Certain Other Changes. The Corporation shall not amend any term relating to the Series E Convertible Preferred Stock, and shall not alter or repeal the preferences, special rights, or other powers of the Series E Convertible Preferred Stock (whether by way of amendment of the Corporation’s Certificate of Incorporation or By-laws or the authorization of any certificate of designation or otherwise) so as to affect adversely the holders of the Series E Convertible Preferred Stock, without the vote or written consent of holders of at least a majority of the shares of Series E Convertible Preferred Stock then outstanding (voting as a separate class). The observance of any term relating to the Series E Convertible Preferred Stock may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the vote or written consent of holders of at least a majority of the shares of Series E Convertible Preferred Stock then outstanding (voting as a separate class). Any amendment, alteration, repeal, or waiver so effected shall be binding upon the Corporation and any holder of shares of Series E Convertible Preferred Stock. For this purpose, but without limiting the generality of the foregoing, the authorization or issuance of (or commitment to authorize or issue) any series of Preferred Stock or Common Stock with preference or priority over, or on a parity with, the Series E Convertible Preferred Stock as to voting rights, the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation, shall be deemed to be an alteration in the preferences, special rights, or other powers of the Series E Convertible Preferred Stock that adversely affects the Series E Convertible Preferred Stock, other than the issuance pursuant to a Qualified Financing (as defined below) of one or more series of Preferred Stock ranking pari passu with the Series E Convertible Preferred Stock with respect to dividend and distribution rights and rights upon liquidation, dissolution and winding up of the affairs of the Corporation. “Qualified Financing” shall mean the closing of the first financing after the Original Issue Date with unaffiliated third parties whereby the Corporation or a wholly-owned subsidiary receives gross proceeds of at least $15,000,000 in exchange for the issuance of Common Stock, one or more series of Preferred Stock or debt securities convertible into or exchangeable for, or involving warrants with respect to Common Stock. For purposes of the definition of Qualified Financing, a series of related financings shall be deemed one and the same financing, or multiple tranches of the same financing, if such financings meet the following conditions: (a) such financings all close within a 90 calendar day period, (b) such financings are raised through the same investment bankers under one engagement letter with such bankers, and (c) the investors in such financings all receive the same security in exchange for their investment.

     Without the vote or written consent of the holders of at least a majority of the shares of Series E Convertible Preferred Stock then outstanding (voting separately as a class), the

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

Corporation shall not offer to or redeem, purchase or otherwise acquire any Junior Securities or Pari Passu Securities.

     6. Conversion The holders of the Series E Convertible Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

          (a) Automatic Conversion. Each share of Series E Convertible Preferred Stock shall automatically be converted (without any further action by the holders thereof and whether or not the certificates representing such stock are surrendered) into shares of Common Stock at the Conversion Rate in effect at that time, as determined below, immediately (i) upon the closing of a Qualified Initial Public Offering (as hereinafter defined) or, (ii) with respect to the shares originally issued by the Corporation to a holder of Series E Convertible Preferred Stock, in the event seventy-five percent (75%) or more of such shares of Series E Convertible Preferred Stock originally issued to such holder (as adjusted for stock splits, recapitalizations and the like) have been converted into shares of Common Stock (a “Mandatory Conversion”). As used in this paragraph, the term “Qualified Initial Public Offering” shall mean the initial offering by the Corporation of the securities of the Corporation to the public (i) pursuant to a firm commitment underwritten offering which is registered under the Securities Act of 1933, as amended the “Act”), (ii) in connection with which the Corporation’s common stock is listed on the New York Stock Exchange or quoted on the NASDAQ National Market, and (iii) pursuant to which the Corporation raises gross proceeds of at least $15 million.

          (b) Conversion Right. Any holder of the Series E Convertible Preferred Stock may at any time or from time to time convert such stock into whole shares of Common Stock of the Corporation at the Conversion Rate (except that the conversion right ceases upon liquidation), on presentation and surrender to the Corporation of the certificates of the Series E Convertible Preferred Stock to be so converted, duly endorsed, accompanied by written instructions as to the number of shares of Series E Convertible Preferred Stock to be converted. Such shares shall be deemed to have converted immediately prior to the close of business on the day of such surrender, and the holder or holders of the Common Stock issuable upon such conversion shall be treated as record holder or holders of such Common Stock as of such time.

          (c) Conversion Mechanics.

               (i) In the case of a conversion pursuant to Section 6(a) above, the Corporation shall give the holders of the Series E Convertible Preferred Stock written notice of the Qualified Initial Public Offering or a Mandatory Conversion, as the case may be, no less than 20 business days prior to the closing thereof. As soon as practicable after the closing of the Qualified Initial Public Offering or a Mandatory Conversion, as the case may be, and receipt of written instructions from the Corporation regarding surrender of certificates representing Series E Convertible Preferred Stock, the holders of the Series E Convertible Preferred Stock shall surrender the certificate(s) evidencing the shares of the Series E Convertible Preferred Stock which were automatically converted at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

holders of such class of capital stock) at any time during its usual business hours, together with written notice by the holder of such shares, giving the name(s) (with addresses) and denominations in which the certificate(s) evidencing such Common Stock shall be issued, and instructions for the delivery thereof (if such names are not the same as the names of the registered holder of the Converting Shares, the notice shall include a duly executed written instrument or instruments of transfer in a form which is reasonably satisfactory to the Corporation). As soon as practicable after receipt by the Corporation of the notice described in the immediately preceding sentence, together with the certificate(s) evidencing the shares of Series E Convertible Preferred Stock which were automatically converted (and written instruments of transfer, if necessary), the Corporation shall be obligated to, and shall, issue and deliver in accordance with such instructions the certificate(s) evidencing the Common Stock issuable upon such conversion.

               (ii) A conversion of shares of Series E Convertible Preferred Stock into Common Stock of the Corporation pursuant to Section 6(b) above shall be effected by the surrender of the certificate(s) evidencing the shares of the class of Series E Convertible Preferred Stock to be converted above (the “Converting Shares”) at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of such class of capital stock) at any time during its usual business hours, together with written notice by the holder of such Converting Shares, (1) specifying the number of Converting Shares that the holder desires to convert into shares of Common Stock, evidenced by such certificate(s), and (2) giving the name(s) (with addresses) and denominations in which the certificate(s) evidencing such Common Stock shall be issued, and instructions for the delivery thereof (if such names are not the same as the names of the registered holder of the Converting Shares, the notice shall include a duly executed written instrument or instruments of transfer in a form which is reasonably satisfactory to the Corporation). As soon as practicable after receipt by the Corporation of the notice described in the immediately preceding sentence, together with the certificate(s) evidencing the Converting Shares (and written instruments of transfer, if necessary), the Corporation shall be obligated to, and shall, issue and deliver in accordance with such instructions the certificate(s) evidencing the Common Stock issuable upon such conversion.

               (iii) All shares of Series E Convertible Preferred Stock which are converted pursuant to this Section 6 as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including rights, if any. to receive notices and to vote, shall immediately cease and terminate as of the effective date of conversion (subject to clause (vi) below, in the case of a conversion pursuant to Section 6(b) above, as of the close of business on the date of surrender of the relevant stock certificates and the conversion notice as provided in clause (i) above, and in the case of a conversion pursuant to Section 6(a) above immediately prior to the closing of the Qualified Initial Public Offering, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any accrued and unpaid dividends thereon. Any shares of Series E Convertible Preferred Stock so converted shall he retired and canceled and shall not be reissued and the Corporation may from

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

time to time take such appropriate action as may be necessary to reduce the authorized Series E Convertible Preferred Stock accordingly.

               (iv) Upon any conversion of Series E Convertible Preferred Stock pursuant to this Section 6, no adjustment to the Conversion Price shall be made for any accrued but unpaid dividends on the Series E Convertible Preferred Stock converted or to be converted, which dividends shall be paid in accordance with clause (iii) above.

               (v) Upon the issuance of the Common Stock in accordance with this Section 6, such shares shall be deemed to be duly authorized, validly issued, fully paid and non-assessable.

               (vi) If any conversion pursuant to Section 6(b) above is in connection with or in contemplation of a public offering of securities, the conversion may, at the option of any holder tendering Series E Convertible Preferred Stock for conversion as permitted herein, be conditioned upon the closing of such offering of securities pursuant to such offering in which event the person(s) entitled to receive the shares of Common Stock issuable upon such conversion shall not be deemed to have converted such shares until immediately prior to the closing of such offering of securities.

          (d) Conversion Rate,. The “Conversion Rate” as used in this Section 6 refers to the conversion of a share of Series E Convertible Preferred Stock into a number of shares of Common Stock equal to the Liquidation Preference divided by the Conversion Price (as defined below) in effect from time to time. The “Conversion Price” per share applicable to the Series E Convertible Preferred Stock shall initially be the Liquidation Preference provided that the Conversion Price shall be subject to adjustment as hereinafter provided.

          (e) Adjustments to Conversion Price for Certain Diluting Tssneg.

               (i) Special Definitions, For purposes of this Section 6(e), the following definitions shall apply:

                    (1) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or “Convertible Securities” (as defined below) issued after the Original Issue Date, excluding options granted to employees, officers or directors of or consultants to the Corporation pursuant to an option plan adopted by the Board of Directors of the Corporation (including the approval of a majority of the directors who are not officers or employees of the Corporation); provided, that the foregoing exception for stock options shall not apply to any options granted if the shares underlying those options represent in excess of thirty-five percent (35%) of the Common Stock of the Corporation calculated on a fully-diluted basis at the time of issuance.

                    (2) “Original Issue Date” shall mean the date on which a share of Series E Convertible Preferred Stock is first issued.

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

                    (3) “Convertible Securities” shall mean any evidence of indebtedness, shares or other securities, issued after the Original Issue Date, convertible into or exchangeable for Common Stock.

                    (4) “Additional Common Stock” shall mean all Common Stock issued (or, pursuant to Section 6(e)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than Common Stock issued or issuable:

                         (A) upon conversion of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock or Series E Convertible Preferred Stock outstanding on the Original Issue Date;

                         (B) as a dividend or distribution on the Series E Convertible Preferred Stock;

                         (C) by reason of a dividend, distribution, reorganization, reclassification or substitution covered by Section 6(g), 6(h) or 6.1(i) hereof, a stock split or subdivision of shares of Common Stock covered by Section 6.1(f) hereof, or by reason of a dividend, stock split, subdivision or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A) or (B) or this clause (C);

                         (D) upon conversion or exercise of options or warrants that do not constitute “Options” as defined in Section 6(e)(i)(l);

                         (E) upon the conversion of the Convertible Notes (as defined herein); or

                         (F) in connection with one or more equity or convertible debt financings with third parties not affiliated with the Corporation; provided such financing or financings (a) are for an aggregate gross proceeds of no more than $5,000,000, (b) close no later than July 30, 2002, and (c) do not constitute, and are not part of, a Qualified Financing.

                    (5) “Qualified Financing Price” shall mean the price of the securities issued by the Corporation in connection with a Qualified Financing, provided, that where such Qualified Financing is comprised of more than one tranche of the same securities issued at varying prices, the Qualified Financing Price shall mean the weighted average price of the securities issued by the Corporation in connection with the Qualified Financing.

                    (6) “Convertible Notes” shall mean the 10.9% Convertible Promissory Notes issued by the Corporation between November 1999 and December 2001 and any 8% Convertible Notes issued prior to the filing date of this Certificate of Designations

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

pursuant to that certain Offering Memorandum dated November 30, 2001 of the Corporation as in effect on January 22, 2002.

               (ii) No Adjustment of Conversion Price. Notwithstanding any other provision of the Certificate of Incorporation, no adjustment in the Conversion Price of a share of Series L Convertible Preferred Stock shall be made in respect of the issuance of Additional Common Stock unless the consideration per share (determined pursuant to Section 6(e)(v) hereof) for a share of Additional Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price for such share of Series E Convertible Preferred Stock in effect on the date of, and immediately prior to, such issue.

               (iii) Deemed Issue of Additional Common Stock. Except as limited by Section 6(e)(i)(4) above, in the event the Corporation at any time or from time to time after the Original Issue Date issues any Options or Convertible Securities or fixes a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Stock issued as of the time of such issue or, in case such a record date has been fixed, as of the close of business on such record date, provided that Additional Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 6(e)(v) hereof) of such Additional Common Stock would be less than the Conversion Price of any share of Series E Convertible Preferred Stock in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided. further that in any such case in which shares of Additional Common Stock are deemed to be issued:

                    (1) no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                    (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (including any such increase or decrease under or by reason of provisions designed to protect against dilution), the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series E Convertible Preferred Stock);

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

                    (3) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities that have not been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                         (A) in the case of Convertible Securities or Options for Common Stock, the only shares of Additional Common Stock issued were the Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities that were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series E Convertible Preferred Stock); and

                         (B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 4(d)(v)(2)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series E Convertible Preferred Stock); and

                (4) no readjustment pursuant to clause (2) or (3) immediately above shall have the effect of increasing the applicable Conversion Price to an amount that exceeds the lower of such Conversion Price on the original adjustment date, or (b) such Conversion Price that would have resulted from any issuance of Additional Common Stock between the original adjustment date and such readjustment date.

               (iv) Adjustment of Conversion Price upon Issuance of Additional Common Stork. In the event the Corporation at any time and from time to time after the Original Issue Date issues Additional Common Stock (including Additional Common Stock deemed to be issued pursuant to Section 6(e)(iii)) for a consideration per share less than the Conversion Price for the Series E Convertible Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event such Conversion Price shall be reduced, concurrently with such issue, to a Conversion Price (calculated to the nearest cent) equal to the consideration per share paid by such person or entity for the Additional Common Stock.

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

               (v) Determination of Consideration. For purposes of this Section 6(e), the consideration received by the Corporation for the issue of any Additional Common Shares shall be computed as follows:

                    (1) Cash, Property and Services. Such consideration shall:

                         (A) Insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                         (B) Insofar as it consists of property other than cash, services or intangible assets, be computed at the fair market value thereof at the time of such issue, as reasonably determined in good faith by the Board of Directors in the exercise of its reasonable business judgment (provided that the value of securities listed or quoted on any established stock exchange or national market system shall be based on published sale or quotation price as customarily applied in such valuations, and the value of securities regularly quoted by a recognized securities dealer shall, if sale prices are not reported, be based on the average bid/ask as customarily applied in such valuations) unless the holders of a majority of the Series E Convertible Preferred Stock, voting together as a single class, contest any such determination and notify the Corporation thereof within five (5) business days after receiving notification of the Board of Directors’ determination of the fair market value of the property or services received by the Corporation. In the event of such a contest, the contesting holders shall, by majority vote, nominate a representative to act on their behalf for the purpose of attempting to agree with the Board of Directors as to the fair market value of such property. services or intangible assets. In the event that the Board of Directors and such representative fail to agree on the fair market value of such property or services within fifteen (15) business days after receipt by the Board of Directors of the objection notice referred to above, the Board of Directors and such representative shall select an independent appraiser, who shall have expertise in the valuation of property or services such as the property or services to be valued, to conduct an appraisal or valuation of the relevant property or services, which appraisal or valuation shall determine the fair market value of such property or services. If the Board of Directors and such representative are unable to agree on the selection of an independent appraiser within fifteen (15) business days after the commencement of such selection process, then an independent appraiser meeting the specifications described above shall be selected by the American Arbitration Association. The independent appraiser shall then promptly conduct an appraisal to determine the fair market value of the relevant property or services, which determination shall be final and binding on the parties. The cost of such appraisal shall be shared between the parties. Fair market value as determined pursuant to this paragraph is referred to in this Certificate of Incorporation as “Fair Market Value”; and

                         (C) in the event shares of Additional Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both. the consideration allocated to the Additional Common Stock shall be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as reasonably determined in good faith by the Board of Directors.

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

                     (2) Options and Convertible Securities. The consideration per share received by the Corporation for shares of Additional Common Stock deemed to have been issued pursuant to Section 6(e)(iii), relating to Options and Convertible Securities, shall be determined by dividing:

                         (A) the total amount of the total property including any cash, services or intangible assets, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                          (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

                    (3) Qualified Financing. Where such Qualified Financing comprises more than one tranche, the consideration received in connection with a Qualified. Financing shall be computed at the Qualified Financing Price.

          (f) Adjustment for Stock Splits and Combinations. If the Corporation shall, at any time or from time to time after the Original Issue Date, effect a subdivision of the outstanding Common Stock, the Conversion Price for the Series E Convertible Preferred Stock then in effect immediately prior to that subdivision shall be proportionately decreased. If the Corporation shall, at any time or from time to time after the Original Issue Date, combine the outstanding shares of Common Stock, then the Conversion Price for the Series E Convertible Preferred Stock then in effect immediately prior to that combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (g) Adjustments for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issue Date, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series E Convertible Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series E Convertible Preferred Stock by a fraction:

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

               (i) The numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

               (ii) The denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

          (h) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock or other securities of any other entity, then and in each such event provision shall be made so that the holders of the Series E Convertible Preferred Stock shall receive upon conversion thereof (unless previously distributed to such holders) in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities that they would have received had the Series E Convertible Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period under this Section 6 with respect to the rights of the holders of the Series E Convertible Preferred Stock.

          (i) Adjustment for Reclassification, Exchange, or Substitution. If the Common Stock issuable upon the conversion of the Series E Convertible Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series E Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stocks and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series E Convertible Preferred Stock might have been converted immediately prior

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

          (j) Adjustment for Merger or Reorganization. Subject to Sections 4 and 6(b) hereof, in case of any consolidation or merger of the Corporation with or into another entity or the sale of all or substantially all of the assets of the Corporation to another person or entity, each share of Series E Convertible Preferred Stock shall thereafter be convertible into the kind and amount of shares of stocks or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series E Convertible Preferred Stock would have been entitled upon such consolidation, merger or sale: and in such case. appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in Section 4 with respect to the rights

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

and interests thereafter of the holders of the Series E Convertible Preferred Stock, to the end that the provisions set forth in this Section 6 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as they reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series E Convertible Preferred Stock.

          (k) Certificate as to Adjustment. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series E Convertible Preferred Stock pursuant to this Section 6, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series E Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series E Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price of the Series E Convertible Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of such holder’s shares of Series E Convertible Preferred Stock.

          (1) No Impairment. The Corporation will not, by amendment of its Certificate of incorporation or through any reorganization, recapitalization, transfer of assets. consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to he observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series E Convertible Preferred Stock against impairment.

          (m) Issue Taxes and other Costs. The Corporation shall pay any and all issue and other taxes or governmental charges that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series E Convertible Preferred Stock pursuant

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

hereto, and the Corporation shall not impose any such costs or charges (or other types of costs and expenses) on the holders of Series E Convertible Preferred Stock in connection therewith; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

          (n) Reservation of Stock Issuable Upon Conversion The Corporation shall at all times reserve and keep available out of its authorized but unissued shares or Common Stock, solely for the purpose of effecting the conversion of the shares of the Series E Convertible Preferred Stock. such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series E Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series E Convertible Preferred Stock, in addition to such other remedies as may be available to the

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

holders of the Series E Convertible Preferred Stock, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series E Convertible Preferred Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

          (o) Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Series E Convertible Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series E Convertible Preferred Stock by a holder thereof shall be aggregated for purposes of determining — whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Conversion Price effective on the date of conversion, multiplied by such fraction.

          (p) Notices of Certain Events. In the event that the Corporation proposes at any time: (A) to declare any dividend or distribution upon any class or series of capital stock, whether in cash, property, stock or other securities: (B) to effect any stock split, subdivision or combination of its Common Stock; (C) to effect any reclassification of the Common Stock of the Corporation (other than the matters referred to in the foregoing clause (B)), (D) to consummate any public offering of equity securities registered under the Act, (E) to merge or consolidate with or into any other entity, or to sell, lease or convey all or substantially all of its property or business, or (F) to liquidate, dissolve or wind up; then, in connection with each such event, the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series E Convertible Preferred Stock, and shall cause to be mailed to each holder of Series E Convertible Preferred Stock:

               (i) In the case of the matters referred to in (A), (B) or (D) above, written notice thereof at least twenty (20) business days prior to the record date for any dividend or distribution or stock split, subdivision or combination or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, stock split, subdivision or combination are to be determined (and specifying the date on which the holders of the affected class or series of capital stock shall be entitled thereto); and

               (ii) In the case of the matters referred to in (C), (E) or (F) above, (1) written notice thereof at least twenty (20) business days prior to the earlier of (x) the date for determining the rights to vote, if any, with respect to such matters and (y) the closing of the

Exhibit A to Series E Certificate of
Designations of MetaMorphix, Inc.

relevant transaction and (2) written notice of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction (and specify the date on which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the occurrence of such event) and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) business days after the Corporation has given the first notice provided for herein or sooner than ten (10) business days after the Corporation has given notice of any material changes provided for herein. In relation to any such transaction, the Corporation shall also comply with the notice provisions contained in this Certificate of Designations, if applicable.

     7. No Reissuance of Series F Convertible Preferred Stork. No share of Series E Convertible Preferred Stock acquired by the Corporation by reason of purchase. conversion or otherwise shall be reissued, and all such shares shall be canceled and retired, and the number of authorized shares of the Series E Convertible Preferred Stock shall be reduced by such number.

     8. Notices and Reports to holders of Common Stork, In the event that the Corporation provides any notice, report or statement to any holder of Common Stock, the Corporation shall at the same time provide a copy of any such notice, report or statement to each holder of outstanding shares of Series E Convertible Preferred Stock.

     9. No Consent Needed. The Corporation may at any time and from time to time, issue Options, Convertible Securities and/or convertible notes without the consent of holders of Series E Convertible Preferred Stock subject to the specific terms, conditions and limitations set forth herein.

Secretary of State
Division of Corporations
Deliverer) 01:50 PM 08/05/2003
FILED 01:50 PM 08/05/2003
SRV 030510174 — 2432052 FILE

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORFORATION

OF

METAMORPHIX, INC.

(Pursuant to Section 242. of the
General Corporation Law of the State of Delaware)

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance-with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling for the written consent of the appropriate majority of stockholders of the Corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED: That, subject to the requisite approval of the stockholders of the Corporation, Article “FOURTH” of the Certificate of Incorporation be amended to increase the shares of common stock authorized from 21,000,000 shares of common stock, par value $.001 per share to 50,000,000 shares of common stock, par value $.001 (such that, taking into account the 7,000,000 authorized shares of Preferred Stock with a par value of $.001 per share, the total number of shares of all classes of capital stock with the Corporation shall have authority to issue is 57,000,000 shares);

such that the Certificate of Incorporation of this corporation be amended by changing the first paragraph of the Article numbered “FOURTH” at that, as amended, said paragraph of said Article shall be and read as follows:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 57,000,000 shares, consisting of 50,000,000 shares of Common Stock with a par value of $.001 per share (the “Common Stock”) and 7,000,000 shares of Preferred Stock with a per value of $.001 per share (the “Preferred Stock”).”

     SECOND : That a written consent of stockholders in lieu of meeting was duly adopted by the appropriate stockholders of the Corporation approving the amendment of the Certificate of Incorporation. Written notice to stockholders who did not execute a written consent has been given in accordance with the requirements of Section 228(e) of the General Corporation Law of the State of Delaware,

     THIRD: That said amendment was duly adapted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS THEREOF, the President and Secretary of MetaMorphix, Inc., have hereunto executed and attested this Certificate of Amendment of the Certificate of Incorporation, this 31st day of July 2005.

Edwin C. Quattlebaum, Ph.D.

President and Chief Executive Officer

William E. Carlson, Secretary

CERTIFICATE OP AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION
OF

METAMORPHIX, INC.

(Pursuant to Section 242 of the General

Corporation Law of the State of Delaware)

     MetaMorphix,Inc. a corporation organized and existing under the General Corporation Law of the State of Delaware (the”Corporation), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     First : That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation, declaring said amendment to be advisable and calling for the written consent of the appropriate majority of stockholders of the Corporation. The resolution setting forth the proposed amendment is as follows :

          RESOLVED, that Article “Fourth”of the Certificate of Incorporation be amended to (a)increase the shares of common stock authorized from 50,000,000 shares of common stock, par value $.001 per share to 75,000,000 shares of common stock, par value $.001 and(b) increase the shares of preferred stock authorized from 7,000,000 shares of preferred stock, par value $.001 per share to 22,000,000 shares of preferred stock, par value $.001.

SECOND: That a written comment of stockholders in lieu of meeting was duly adopted by the appropriate stockholders of the Corporation approving the amendment of the Certificate of Incorporation. Written notice to stockholders who did not execute a written consent has been given in accordance with the requirements of Section 228(e)of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

METAMORPHIX

     IN WITNESS THEREOF, the President and Secretary of MetaMorphix, Inc, have executed this Certificate of Amendment of the Certificate of Incorporation the 23rd day of March 2004

/s/ Edwin C. Quattlebaum

Edwin C. Quattlebaum, Ph.D. President

[Corporate Seal]

/s/ William E. Carlson

William E. Carlson, Secretary

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

METAMORPHIX, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling for the written consent of the appropriate majority of stockholders of the Corporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that Article “FOURTH” of the Certificate of Incorporation of the Corporation be amended to (a) increase the shares of common stock authorized from 50,000,000 shares of common stock, par value $.001 per share to 75,000,000 shares of common stock, par value $.001 and (b) increase the shares of preferred stock authorized from 7,000,000 shares of preferred stock, par value $.001 per share to 22,000,000 shares of preferred stock, par value $.001

     SECOND: That a written consent of stockholders in lieu of meeting was duly adopted by the appropriate stockholders of the Corporation approving the amendment of the Certificate of Incorporation. Written notice to stockholders who did not execute a written consent has been given in accordance with the requirements of Section 228(e) of the General Corporation Law of the State of Delaware.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

NY312343.1
20433210003
03/17/2004 mo

     IN WITNESS WHEREOF, the President and Secretary of MetaMorphix, Inc., have hereunto executed and attested this Certificate of Amendment of the Certificate of Incorporation, this day of March 2004.

/s/ Edwin C. Quattlebaum

Edwin C. Quattlebaum, Ph.D. President and Chief Executive Officer

Attest:

/s/ William E. Carlson

William E. Carlson, Secretary

NY312343.1
20433210003
03/17/2004 mo

131

CERTIFICATE OF DESIGNATIONS
SERIES F CONVERTIBLE PREFERRED STOCK

(PAR VALUE $.001 PER SHARE)

OF

METAMORPHIX, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware.

     MetaMorphix,Inc. a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”),in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

      FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions creating a series of 7,000,000 shares of Preferred Stock,$.001 par value per share, designated ,as of February 23, 2004 as Series F Convertible Preferred Stock:

RESOLVED: That pursuant to the authority vested in the Board of Directors in accordance with the provisions of Article FOURTH, Section A of the Certificate of Incorporation, a new series of Preferred Stock of the Corporation (the “Series F Preferred Stock”) of up to Seven Million (7,000,000) Shares is hereby created and designated. Such Series F Preferred Stock shall have the terms conversion features,preferences, and rights set forth in the Corporation’s Confidential Term Sheet dated February 23, 2004.

RESOLVED: That the President and Secretary of the Corporation, be and are, hereby authorized and directed , in the name of and on behalf of the Corporation, to prepare and file a Certificate of Designations in accordance with the above stated terms and the provisions of Delaware General Corporate Law and to take such other action as they deem necessary or appropriate to carry out the foregoing resolution.

     SECOND: That the aforesaid resolutions wore duly and validly adopted in accordance with the applicable provision. of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the Bylaws of the Corporation.

     THIRD: That the voting powers, preferences, and relative, participating, optional, and other special rights of the shares of Series F Convertible Preferred Stock, and the qualifications, limitations, or restrictions thereof, shall be as set forth in Exhibit A attached hereto.

     FOURTH: That the dotes & designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware,

     [Corporate Seal]

     Attest

                              IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, as of the 28th day of March 2004.

METMORPHIX, INC.

By:	/s/ Edwin C. Quattlebaum

Edwin C. Quattlebaum, Ph.D. President
and Chief Executive Officer

ATTEST:

/s/ William E. Carlson
William E. Carlson, Secretary

Exhibit A to Series F Certificates of
Designations of MetaMorphix, Inc.

     1. Designation. The Corporation hereby designates a sixth series of Preferred Stock, the designation of which shall be “Series F Convertible Preferred Stock,” $0.001 par value per share (hereinafter called the “Series F Convertible Preferred Stock”), and the number of authorized shares constituting the Series F Convertible Preferred Stock shall be Seven Million (7,000,000) shares. Such Series shall be in addition to, and junior to:

   (a) that series of Preferred Stock, the designation of which is “Series A Convertible Preferred Stock,” which was filed on or about April 18, 1995; the number of authorized shares constituting such Series having been one hundred thousand (100,000), a Certificate of Decrease having been filed on June 25, 1996 reducing the number of such shares so designated to seventy-four thousand twenty (74,020), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to three million seven hundred one thousand (3,701,000) as the result of a 50-to-1 stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to one million one thousand(1,001,000), as clarified by that Certificate of Correction to the Certificate of Amendment having been filed on February 28, 2002;

   (b) that series of Preferred Stock, the designation of which is “Series B Convertible Preferred Stock” which was filed on or about June 19, 1996, and for which an amended designation was filed on or about June 25, 1996, the number of authorized shares constituting such Series Constituting such series being twenty-five thousand nine hundred eighty (25,980), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to one million two hundred ninty-nine (1,299,000) as the result of a 50-to-1 stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to two hundred thousand (200,000), as clarified by that Certificate of Correction to the Certificate of Amendment having been filed on February 28, 2002;

   (c) that series of Preferred Stock, the designation of which is “Series C Convertible Preferred Stock” which was filed on or about April 27, 2000, the number of authorized shares constituting such series having been seven hundred seventy thousand seven hundred fifty eight (770,758), a Certificate of Decrease having been filed on February 1, 2001 reducing the number of shares so designated to seven hundred forty-two thousand six hundred sixty-one (742,661);

   (d) that series of Preferred Stock, the designation of which is “Series D Convertible Preferred Stock” which was filed on or about June 8, 2000, the number of authorized shares constituting such series being thirteen thousand three hundred thirty-three (13,333), and an Amended and Restated Certificate of Designations having been filed on December 28, 2000 revising the number of shares so designated to three hundred thirty three thousand three hundred thirty-three (333,333); and

   (e) that series of Preferred Stock, the designation of which is “Series E Convertible Preferred Stock” which was filed on or about February 28, 2002, the number of authorized shares constituting such series being two million (2,000,000).

     2. Voting. Except as may be otherwise provided in these terms of the Series F Convertible Preferred Stock or by law, the Series F Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series F Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series F Convertible Preferred Stock is then convertible. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, with each such share being entitled to such number of votes per share as is provided in Article FOURTH of the Corporation‘s Certificate of Incorporation.

     3. Dividends. The holders of the Series F Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series F Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series F Convertible Preferred Stock is then convertible).

     4. Liquidation. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series F Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series F Convertible Preferred Stock, to be paid an amount equal to the greater of (i) Four Dollars and Forty Cents ($4.40) per share plus, in the case of each share, an amount equal to any declared but unpaid dividends thereon or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 hereof immediately prior to such liquidation, dissolution, or winding up, and the holders of Series F Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series F Convertible Preferred Stock being sometimes referred to as the “Liquidation Payment” and with respect to all shares of Series F Convertible Preferred Stock being sometimes referred to as the “Liquidation Payments.” If upon such liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series F Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series F Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed with respect to Series F Convertible Preferred Stock shall be distributed ratably among the holders of Series F Convertible Preferred Stock. Upon any such liquidation, dissolution, or winding up of the Corporation, after the holders of Series F Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series F Convertible Preferred Stock. Written notice of such liquidation, dissolution, or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series F Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series F Convertible Preferred Stock and the Series F Convertible Preferred Stock shall rank on liquidation junior to the Series D Convertible Preferred Stock and which Series D Convertible Preferred Stock shall rank junior to the Series C Convertible Preferred Stock and which Series C Convertible Preferred Stock shall rank junior to the Series B Convertible Preferred Stock and which Series B Convertible Preferred Stock shall rank junior to the Series A Convertible Preferred Stock, all of which (including the Series F Convertible Preferred Stock) shall rank junior to the Series E Convertible Preferred Stock.

     5. Restrictions. At any time when shares of Series F Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least fifty percent (50%) of the then outstanding shares of Series F Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

          A. Amend, alter, or repeal its Certificate of Incorporation if the effect would be detrimental or adverse in any manner with respect to the particular rights of the holders of the Series F Convertible Preferred Stock;

          B. Redeem or otherwise acquire any shares of Series F Convertible Preferred Stock except pursuant to a purchase offer made pro rata to all holders of the shares of Series F Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series F Convertible Preferred Stock then held by each such holder.

     6. Conversion. The holders of shares of Series F Convertible Preferred Stock shall have the following conversion rights:

          A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series F Convertible Preferred Stock shall have the right, at his or its option at any time, to convert any shares of Series F Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series F Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series F Convertible Preferred Stock so to be converted by Four Dollars and Forty Cents ($4.40) and (ii) dividing the result by Four Dollars and Forty Cents ($4.40) (the “Conversion Price”) per share, i.e. on a one-for-one basis. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series F Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series F Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          B. Issuance of Certificates: Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series F Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series F Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series F Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series F Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, declared but unpaid, on the shares of Series F

Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series F Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series F Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series F Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          D. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          E. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series F Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series F Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          F. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series F Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          G. Other Notices. In case at any time:

     (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

     (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

     (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

     (4) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation; then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series F Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up, as the case may be.

          H. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series F Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series F Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series F Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

          I. No Reissuance of Series F Convertible Preferred Stock. Shares of Series F Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          J. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series F Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series F Convertible Preferred Stock which is being converted.

          K. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series F Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series F Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series F Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          L. Definition of Common Stock. As used in this paragraph 6, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.00l per share, as constituted on the date of filing of these terms of the Series F Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series F Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6E.

          M. Mandatory Conversion. If at any time the Corporation shall effect an initial public offering of its securities (“IPO”), effective upon the closing of the IPO, then all outstanding shares of Series F Convertible Preferred Stock shall automatically convert (a “Mandatory Conversion”) to shares of Common Stock on the basis of the Conversion Price set forth in paragraph 6A. Holders of shares of Series F Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Series F Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

     7. Amendments. No provision of these terms of the Series F Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least fifty percent (50%) of the then outstanding shares of Series F Convertible Preferred Stock.

Delaware
The First State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “METAMORPHIX, INC. “, FILED IN THIS OFFICE ON THE TWENTY—THIRD DAY OF MARCH, A.D. 2004, AT 2:53 O’CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[STAMP]	Harriet Smith Windsor, Secretary of State
2/32052 9100		AUTHENTICATION: 3009198

040213059		DATE: 03—24—04

Delaware
The First State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “METAMORPHIX, INC.”, FILED IN THIS OFFICE ON THE TWENTY—SIXTH DAY OF JULY, A.D. 2004, AT 11:49 O’CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

Harriet Smith Windsor, Secretary of State

2432052 8100		AUTHENTICATION: 3257389

040543757

	[STAMP]	/s/ Harriet Smith Windsor
Harriet Smith Windsor

CERTIFICATE OF DESIGNATIONS

SERIES G CONVERTIBLE PREFERRED STOCK

(PAR VALUE $.001 PER SHARE)

OF

METAMORPHIX, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred on the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions creating a series of 2,500,000 shares of Preferred Stock $.001 par value per share, designated as Series G Convertible Preferred Stock:

RESOLVED: That pursuant to the authority vested in the Board of Directors in accordance with the provisions of Article FOURTH, Section A of the Certificate of Incorporation, a new series of Preferred Stock of the Corporation (the “Series. G Preferred Stock”) of up to Two Million Five Hundred Thousand (2,500,000) Shares is hereby created and designated.

RESOLVED: That the President and Secretary of the Corporation, be and are hereby, authorized and directed, in the name of and on behalf of the Corporation, to prepare and file a Certificate of Designations in accordance with the above stated terms and the provisions of Delaware General Corporate Law and to take such other action as they deem necessary or appropriate to carry out the foregoing resolution.

     SECOND: That the aforesaid resolutions were duly and validly adopted is accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     THIRD: That the voting powers, preferences, and relative, participating, optional, and other special rights of the shares of Series G Preferred Stock, and the qualifications, limitations, or restrictions thereof shall be as set forth in Exhibit A attached hereto.

     FOURTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, as of the 26th day of July 2004.

METAMORPHIX, INC.
By:	/s/ Edwin C. Quattlebaum
Edwin C. Quattlebaum Ph.D. President
and Chief Executive Officer

[Corporate Seal]

Attest:

/s/ William E. Carlson

William E. Carlson, Secretary

CERTIFICATE OF DESIGNATIONS

SERIES G CONVERTIBLE PREFERRED STOCK

(PAR VALUE $.001 PER SHARE)

OF

METAMORPHIX, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

     MetaMorphix, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     FIRST: That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation and Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions creating a series of 2,500,000 shares of Preferred Stock, $0.001 par value per share, designated as Series G Convertible Preferred Stock:

          RESOLVED: That pursuant to the authority vested in the Board of Directors in accordance with the provisions of Article FOURTH, Section A of the Certificate of Incorporation, a new series of Preferred Stock of the Corporation (the “Series G Preferred Stock”) of up to Two Million Five Hundred Thousand (2,500,000) Shares is hereby created and designated.

          RESOLVED: That the President and Secretary of the Corporation, be and are hereby, authorized and directed, in the name of and on behalf of the Corporation, to prepare and file a Certificate of Designations in accordance with the above stated terms and the provisions of Delaware General Corporate Law and to take such other action as they deem necessary or appropriate to carry out the foregoing resolution.

     SECOND: That the aforesaid resolutions were duly and validly adopted in accordance with the applicable provisions of Section 151 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation.

     THIRD: That the voting powers, preferences, and relative, participating, optional, and other special rights of the shares of Series G Preferred Stock, and the qualifications, limitations, or restrictions thereof, shall be as set forth in Exhibit A attached hereto.

     FOURTH: That the aforesaid designations shall become effective upon the filing of this Certificate with the office of the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, said MetaMorphix, Inc. has caused its corporate seal to be hereunto affixed and this Certificate to be executed and attested, as of the ___day of                      2004.

METAMORPHIX, Inc.
By:	/s/ Edwin C. Quattlebaum
Edwin C. Quattlebaum, Ph.D. President
and Chief Executive Officer

[Corporate Seal]

/s/ William E. Carlson

William E. Carlson, Secretary

Exhibit A to Series G Certificate of
Designations of MetaMorphix, Inc.

     1. Designation. The Corporation hereby designates a seventh series of Preferred Stock, the designation of which shall be “Series G Convertible Preferred Stock,” $0.001 par value per share (hereinafter called the “Series G Preferred Stock”), and the number of authorized shares constituting the Series G Preferred Stock shall be Two Million Five Hundred Thousand (2,500,000) shares. Such Series shall be in addition to, and senior to:

   (a) that series of Preferred Stock, the designation of which is “Series A Convertible Preferred Stock,” which was filed on or about April 18, 1995; the number of authorized shares constituting such Series having been one hundred thousand (100,000), a Certificate of Decrease having been filed on June 25, 1996 reducing the number of such shares so designated to seventy-four thousand twenty (74,020), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to three million seven hundred one thousand (3,701,000) as the result of a 50-to-1 stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to one million one thousand(1,001,000), as clarified by that Certificate of Correction to the Certificate of Amendment having been filed on February 28, 2002;

   (b) that series of Preferred Stock, the designation of which is “Series B Convertible Preferred Stock” which was filed on or about June 19, 1996, and for which an amended designation was filed on or about June 25, 1996, the number of authorized shares constituting such Series Constituting such series being twenty-five thousand nine hundred eighty (25,980), a Certificate of Amendment having been filed on May 27, 1997 increasing the number of such shares so designated to one million two hundred ninetynine (1,299,000) as the result of a 50-to-i stock split, and a Certificate of Decrease having been filed on March 19, 1999 reducing the number of shares so designated to two hundred thousand (200,000), as clarified by that Certificate of Correction to the Certificate of Amendment having been filed on February 28, 2002;

   (c) that series of Preferred Stock, the designation of which is “Series C Convertible Preferred Stock” which was filed on or about April 27, 2000, the number of authorized shares constituting such series having been seven hundred seventy thousand seven hundred fifty eight (770,758), a Certificate of Decrease having been filed on February 1, 2001 reducing the number of shares so designated to seven hundred forty-two thousand six hundred sixty-one (742,661);

   (d) that series of Preferred Stock, the designation of which is “Series D Convertible Preferred Stock” which was filed on or about June 8, 2000, the number of authorized shares constituting such series being thirteen thousand three hundred thirty-three (13,333), and an Amended and Restated Certificate of Designations having been filed on December 28, 2000 revising the number of shares so designated to three hundred thirtythree thousand three hundred thirty-three (333,333);

   (e) that series of Preferred Stock, the designation of which is “Series E Convertible Preferred Stock” which was filed on or about February 28, 2002, the number of authorized shares constituting such series being two million (2,000,000); and

   (f) that series of Preferred Stock, the designation of which is “Series F Convertible Preferred Stock” which was filed on or about March 17, 2004, the number of authorized shares constituting such series being seven million (7,000,000).

     2. Rank. The Series G Preferred Stock shall rank: (i) junior to any other class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to the Series G Preferred Stock (the “Senior Securities”); (ii) senior to all of the Company’s common stock, $.00l par value per share (the “Common Stock”), all of the Company’s outstanding Series A, B, C, D and F Preferred Stock (collectively, the “Junior Preferred Stock”) and any class or series of capital stock of the Company hereafter created not specifically ranking by its terms senior to or on parity with the Series G Preferred Stock (collectively, with the Common Stock and the Junior Preferred Stock, “Junior Securities”); (iii) on parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series G Preferred Stock (the “Parity Securities”); and (iv) both senior and junior to the Company’s Series E Preferred Stock (the “Series E Preferred Stock”) as more particularly set forth in Section 5 below, in each case as to the distribution of assets upon liquidation, dissolution or winding up of the Company.

     3. Voting. Except as may be otherwise provided in these terms of the Series G Preferred Stock or by law, the Series G Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series G Preferred Stock shall entitle the holder ‘thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series G Preferred Stock is then convertible. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the. Corporation, with each such share being entitled to such number of votes per share as is provided in Article FOURTH of the Corporation’s Certificate of Incorporation, including the Certificates of Designations of each series of Preferred Stock.

     4. Dividends. The holders of the Series G Preferred Stock shall be entitled to receive a preferential cumulative dividend, out of any assets legally available therefor, at a rate of $.90 per share per annum (as adjusted for any stock dividends, combinations or splits with respect to such shares) prior and in preference to any declaration or payment of any dividend on any Junior Preferred Stock or the Common Stock. Such dividends shall be deemed to accrue on each share of the Series G Preferred Stock commencing on its issuance date, whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the. payment of dividends, but shall be payable at the holder’s option in cash or Common Stock (based on fair market value on the date of payment) only when such dividends are declared by the Board of Directors or upon a Liquidation (as defined below) provided the Series E Liquidation Payment (as defined below) has been paid in full or upon conversion as provided herein. Dividends shall be cumulative but not compound. If such dividends in respect of any prior or current dividend period shall not have been declared and paid or if there shall not have been a sum sufficient for the payment thereof set apart for later payment, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set apart with respect to any class of the Corporation’s capital stock, now or hereafter outstanding.

     5. Liquidation.

             A. Upon a Liquidation, before any distribution or payment is made to any holders of Junior Preferred Stock, Series E Preferred Stock or Common Stock, the holders of each share of Series G Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to $10.00 inclusive of any dividends actually paid by the Company with respect to such share of Series G Preferred Stock; (the “Initial Liquidation Payment”).

             B. After payment of the Initial Liquidation Payment, before any distribution or payment is made to any holders of Junior Preferred Stock, Series G Preferred Stock or Common Stock, the holders of each share of Series E Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock of all classes, whether such assets are capital, surplus or earnings, the amount set forth in Section 4 of the Series E Certificate of Designations (the “Series E Liquidation Payment”).

             C. After payment of the Series E Liquidation Payment, before any distribution or payment is made to any holders of Junior Preferred Stock, Series E Preferred Stock or Common Stock, the holders of each share of Series G Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the greater of:

   (a) $15.00 inclusive of any dividends actually paid by the Company with respect to such share of Series G Preferred Stock not included in the Initial Liquidation Payment; and

   (b) such amount per share as would have been payable had each share of Series G Preferred Stock been converted into Common Stock immediately prior to such Liquidation plus all accrued and unpaid dividends on such share up to and including the date on which payment shall be made to the holder of such share with respect to such Liquidation (the greater of (a) and (b) being referred to herein as the “Second Liquidation Payment”)

             D. For purposes of Section 4 and this Section 5, a “Liquidation” means a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, and shall also be deemed to be occasioned by, and to include (but not be limited to) (i) the Corporation’s sale, license or other disposition of all or substantially all of its assets, (ii) or the merger, share exchange, consolidation or other reorganization or combination of the Corporation with or into another entity (x) resulting in the exchange of the outstanding shares of the

Corporation for securities or consideration issued, or caused to be issued, by the other entity or its subsidiary or (y) whereby the Corporation is the surviving entity, but the Corporation’s stockholders immediately prior to the consummation of such merger or consolidation own less than fifty one percent (51%) of the voting power of the Corporation or the acquiring entity immediately following the consummation of such merger, share exchange, consolidation or reorganization or combination. An event set forth in clauses (x) and (y) of the preceding sentence shall not be treated as a Liquidation if the holders of a majority of the then outstanding shares of Series G Preferred Stock voting as a separate class on an as if converted to Common Stock basis elect not to treat the event as a Liquidation.

             E. If upon a Liquidation, the assets to be distributed among the holders of Series G Preferred Stock shall be insufficient to permit payment to the holders of Series G Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed with respect to Series G Preferred Stock shall be distributed ratably among the holders of Series G Preferred Stock.

             F. Upon a Liquidation, after the holders of Series G Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed in accordance with the Corporation’s Certificate of Incorporation, including the Certificates of Designations of each series of Preferred Stock first to the holders of Junior Preferred Stock and then to the holders of other Junior Securities.

             G. Written notice of such liquidation, dissolution, or winding up, stating a payment date, the amount of the Initial and Second Liquidation Payments and the place where said Initial and Second Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series G Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

     6. Restrictions. At any time when shares of Series G Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least fifty percent (50%) of the then outstanding shares of Series G Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

             A. Amend, alter, or repeal its Certificate of Incorporation if the effect would be detrimental or adverse in any manner with respect to the particular rights of the holders of the Series G Preferred Stock;

             E. Redeem or otherwise acquire any shares of Series G Preferred Stock except pursuant to a purchase offer made pro rata to all holders of the shares of Series G Preferred Stock on the basis of the aggregate number of outstanding shares of Series G Preferred Stock then held by each such holder.

     7. Conversion. The holders of shares of Series G Preferred Stock shall have the following conversion rights:

             A. Right to Convert. Subject to the terms and conditions of this paragraph 7, the holder of any share or shares of Series G Preferred Stock shall have the right, at his or its option at any time, to convert any shares of Series G Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series G Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series G Preferred Stock so to be converted by $10.00 (the “Original Purchase Price”) and (ii) dividing the result by Four Dollars and Seventy-Five Cents ($4.75) (the “Conversion Price”) per share. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series G Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series G Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

             B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 7A and surrender of the certificate or certificates for the share or shares of Series G Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series G Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series G Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

             C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series G Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, declared but unpaid, on the shares of Series G Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 7B. In case the number of shares of Series G Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 7A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series G Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 7C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series G Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

             D. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

             E. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series G Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series G Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

             F. Adjustments to Conversion Price for Diluting Issues If the Corporation shall after the date of the first issuance of Series G Preferred Stock (the “Issuance Date”) issue any Additional Stock (as hereinafter defined) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price shall forthwith be reduced, concurrently with such issuance, to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for the Additional Stock so issued would purchase at the Conversion Price as in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issuance, plus the number of shares of Additional Stock so issued. For purposes of calculating the number of shares of Common Stock Outstanding immediately prior to the issuance of Additional Stock with respect to the adjustment to be made hereunder, there shall be included only (i) the number of outstanding shares of Common Stock theretofore issued upon the conversion of Preferred Stock and (ii) the number of shares of Common Stock issuable upon the conversion of the Preferred Stock outstanding or issuable upon conversion or exercise of outstanding warrants and other securities and obligations convertible or exchangeable into Preferred Stock (but excluding Preferred Stock issuable upon conversion of any notes or evidence of indebtedness) immediately prior to the issuance of such Additional Stock; and there shall be excluded from such calculation all other shares of Common Stock, whether then outstanding or issuable upon the exercise of any options or warrants therefor. “Additional Stock” shall mean any shares of Common Stock or equity securities convertible into or exchangable for Common Stock issued by the Corporation after the Issuance Date other than:

   (a) shares (or options or warrants therefor) issued or issuable to officers, employees, or directors of, or consultants to, the Corporation pursuant to an equity incentive plan or other arrangement approved by the Board of Directors;

   (b) shares issued or issuable upon conversion, exchange or exercise of any Preferred Stock, options, warrants, convertible notes or other convertible securities outstanding on the Issuance Date;

   (c) shares issued or issuable upon conversion of the Series G Preferred Stock;

   (d) shares issued in connection with any equipment lease, vendor or customer relationship or similar non equity financing transaction approved by the Board of Directors; or

   (e) shares issued as consideration in bona fide, arm’s length transactions approved by the Board of Directors involving acquisitions of other persons or assets, strategic licensing transactions and similar corporate partnering arrangements.

             G. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series G Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

             H. Other Notices. In case at any time:

   (a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

   (b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

   (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

   (d) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation;

          then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series G Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding up, as the case may be.

          I. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series G Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series G Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series G Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

          J. No Reissuance of Series G Preferred Stock. Shares of Series G Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          K. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series G Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any

Exhibit A to series C Certificate of
Designations of MetaMorphix, Inc.

certificate in a name other than that of the holder of the Series G Preferred Stock which is being converted.

          L. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series G Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series G Preferred Stock in any manner which interferes with the timely conversion of such Series G Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

          M. Mandatory Conversion. All outstanding shares of Series G Preferred Stock shall automatically convert (a “Mandatory Conversion”) to shares of Common Stock on the basis of the Conversion Price set forth in paragraph 7A upon the occurrence of the first of the following:

     (a) the closing of a firm commitment underwritten public offering of the Corporation’s securities where the price to the public is not less than $4.75 per share (such price to be equitably adjusted in the event of any stock dividend, stock split, combination recapitalization or other similar event) and the aggregate gross proceeds thereof are not less than $25,000,000;

     (b) the approval of such conversion by the written consent of the holders of a majority of the then outstanding shares of Series G Preferred Stock voting as a single class on an as if converted to Common Stock basis; or

     (c) the actual conversion to equity of more than 50% of the Series G Preferred Stock originally issued.

     (d) Holders of shares of Series G Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 7C. Until such time as a holder of shares of Series G Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

     8. Amendments. No provision of these terms of the Series G Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least fifty percent (50%) of the then outstanding shares of Series G Preferred Stock.

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